UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

BRIXMOR PROPERTY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025 Proxy **Statement**

Notice of Annual Meeting of Stockholders

BRIXMOR® Property Group | BRX LISTED NYSE

March 12, 2025
Dear Fellow Stockholders:
Please join us for Brixmor Property Group Inc.’s Annual Meeting of Stockholders on Wednesday, April 23, 2025, at 9:00 a.m. (EDT). This year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting, vote, and submit questions by first registering at https://web.viewproxy.com/brixmor/2025 and then following the instructions that will be emailed to you. Please note that you must register no later than 11:59 p.m. (EDT) on April 21, 2025.
As in prior years, we are pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites the stockholders’ receipt of the materials, lowers the costs of the Annual Meeting, and conserves natural resources. A Notice of Internet Availability of Proxy Materials was sent to stockholders of record at the close of business on February 14, 2025. The notice contains instructions on how to access our proxy statement, 2023 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2024, and how to vote online. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the notice.
The matters to be acted upon at the Annual Meeting are described in detail in the accompanying notice of the Annual Meeting and the proxy statement. We may also report on other matters of current interest to our stockholders.
Please use this opportunity to contribute to our company by voting on the matters to come before this Annual Meeting. Stockholders who hold shares in their own name through our transfer agent, Computershare, can vote online or by telephone. To vote online or by telephone, follow the instructions contained on the following page. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by completing, dating, signing, and returning the proxy card sent to you with the proxy materials. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the virtual Annual Meeting or to vote your shares at the virtual Annual Meeting. If you do attend the virtual Annual Meeting and wish to vote at that time, you may revoke your proxy at or prior to the virtual Annual Meeting.
Thank you for your continued support of Brixmor Property Group Inc.
Sincerely,

James M. Taylor Jr.	Sheryl M. Crosland
Chief Executive Officer	Chair of the Board

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 1

>	PROXY VOTING METHODS
If at the close of business on February 14, 2025, you were a stockholder of record, you may authorize a proxy to vote in accordance with your instructions online, by telephone or, if you have requested or received a paper copy of the proxy materials by mail, or you may vote at the virtual Annual Meeting. For shares held through a broker, bank, or other nominee, you may authorize a proxy by submitting voting instructions to your broker, bank, or other nominee. To reduce our administrative and postage costs, we ask that you authorize a proxy online or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 94 of the proxy statement.
If you are a stockholder of record and are voting by proxy, your proxy must be received by 11:59 p.m. (EDT) on April 22, 2025 to be counted.
To authorize a proxy if you are a stockholder of record:
ONLINE
Go to the website https://www.aalvote.com/BRX and follow the instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

BY TELEPHONE
From a touch-tone telephone, dial 1-866-804-9616 and follow the recorded instructions, 24 hours a day, seven days a week.
You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

BY MAIL	Mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope.
YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.
If you hold your shares in street name, you may also submit voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this online, by telephone, or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 2

>	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TIME	9:00 a.m. (EDT) on Wednesday, April 23, 2025
PLACE	This year’s Annual Meeting will again be held in a virtual meeting format only. You will be able to attend the virtual Annual Meeting by first registering at https://web.viewproxy.com/brixmor/2025. Please note that you must register no later than 11:59 p.m. (EDT) on April 21, 2025. You will receive a meeting invitation by e-mail with your unique link and password prior to the meeting date. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting. For important information about attending the virtual Annual Meeting, see “General Information—How do I attend and vote shares at the virtual Annual Meeting?”
ITEMS OF BUSINESS	1. To elect the nine directors named in this proxy statement to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify.
2. To consider and vote on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.
3. To consider and vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers.
4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting, or any adjournments or postponements thereof, if you were a stockholder of record at the close of business on February 14, 2025.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 3

VOTING BY PROXY	To ensure your votes are cast, you may authorize a proxy online, by telephone, or, if you have requested or received a paper copy of the proxy materials by mail, by completing, signing and returning your paper proxy card by mail. Internet and telephone voting procedures are described on the preceding page, in the General Information section beginning on page 90 of the proxy statement, and on the proxy card.
By Order of the Board of Directors, Steven F. Siegel Executive Vice President, General Counsel & Secretary
This Notice of Annual Meeting and proxy statement are being distributed or made available, as the case may be, on or about March 12, 2025.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 23, 2025:
Our proxy statement, 2024 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2024 will be available at https://web.viewproxy.com/brixmor/2025 beginning on or about March 12, 2025. As permitted by the Securities and Exchange Commission (the “SEC”), the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record. All stockholders will have the ability to access our proxy statement, 2024 annual report to stockholders, and Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on February 10, 2025, on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials online or to request a printed copy may be found in the Notice.
In addition, any stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to stockholders and will reduce the environmental impact of future annual meetings. A stockholder’s election to receive proxy materials by email will remain in effect until terminated by the stockholder.
BRIXMOR PROPERTY GROUP INC.
100 Park Avenue
New York, New York 10017
Telephone: (212) 869-3000
PROXY STATEMENT
Annual Meeting of Stockholders April 23, 2025 9:00 a.m. (EDT)
This proxy statement is being furnished by and on behalf of the Board of Directors of Brixmor Property Group Inc. in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of stockholders. This proxy statement and our 2024 annual report to stockholders will be available at https://web.viewproxy.com/brixmor/2025 beginning on or about March 12, 2025.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 5

>	TABLE OF CONTENTS
BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 6

>	PROXY STATEMENT SUMMARY
STOCKHOLDER VOTING MATTERS AND RECOMMENDATIONS
Proposal	Board Recommendation	Page
Proposal No. 1 – Election of Directors	For	18
Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm	For	42
Proposal No. 3 – Non-Binding Vote on Executive Compensation	For	45

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 7

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2025
The following table provides information about the nine candidates who have been nominated for election to our Board of Directors. Additional information regarding each nominee’s specific experience, qualifications, attributes, and skills can be found under Proposal No. 1. Upon election, these directors will hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. These directors hold committee memberships and chair responsibilities as follows:
= Committee Chair = Committee Member Board Member	Age	Director Since	Committee Membership
			Audit	Compensation	Nominating & Corporate Governance
James M. Taylor Jr. Chief Executive Officer, Brixmor Property Group Inc.	58	2016
Sheryl M. Crosland Chair of the Board Former Managing Director and Retail Sector Head, JP Morgan Investment Management	72	2016
Michael Berman Former Chief Financial Officer, GGP Inc.	67	2013
Julie Bowerman Chief Marketing Officer, Kellanova	56	2019
Thomas W. Dickson Former Chief Executive Officer, Harris Teeter Supermarkets, Inc.	69	2015
Daniel B. Hurwitz Founder and Chief Executive Officer, Raider Hill Advisors, LLC	60	2016
Sandra A.J. Lawrence Former Executive Vice President and Chief Administrative Officer, The Children’s Mercy Hospital and Clinics	67	2021
William D. Rahm Former Senior Managing Director, Centerbridge Partners, L.P.	46	2013
JP Suarez Former Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer, Walmart International	61	2023

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 8

>	2024 BUSINESS OVERVIEW
The ongoing robust retail environment, coupled with the durability of our value-added business plan, the transformation of our portfolio, and the strength of our platform and team, enabled us to again deliver strong internal growth and drive intrinsic value during 2024. And, importantly, we have excellent visibility into our future growth due to the momentum of our operational results and the ongoing execution of our disciplined reinvestment and capital recycling programs.
Through our accretive reinvestment program, we continued to reposition and remerchandise our assets to align with our vision of owning and operating the “centers of the communities we serve.” We also capitalized on positive market dynamics and accelerated our acquisition activity, adding several value-add properties to our portfolio that will fuel our ongoing reinvestment pipeline and further our strategy of clustering assets in our key markets, while also disposing of assets where value had been maximized.
As we have executed on our internal and external growth initiatives, we have maintained significant financial liquidity and flexibility to support the execution of our long-term balanced business plan. As always, our execution in 2024 was guided by our Corporate Responsibility (“CR”) strategy.

Barn Plaza | Philadelphia, Pennsylvania

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 9

>	2024 BUSINESS HIGHLIGHTS
*
We define our operating metrics in the glossary of our Supplemental Disclosure for the quarter ended December 31, 2024, which is available on our website.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 10

>	CORPORATE RESPONSIBILITY
CORPORATE RESPONSIBILITY GOVERNANCE

Our Board of Directors, through our Nominating and Corporate Governance Committee (“NCGC”), oversees our CR initiatives to ensure that our actions demonstrate our strong commitment to operating in an environmentally and socially responsible manner. To facilitate their oversight, the NCGC and our Board of Directors are provided with quarterly updates on our initiatives by our senior leadership team. Our internal steering committee, which is comprised of executive and senior leadership from a variety of functional areas, meets quarterly to set, implement, monitor, and communicate our CR strategy and related initiatives. CR objectives are included as part of our executive officers’ goals and the progress toward achievement of such goals is a component of the individual performance portion of their compensation.

CORPORATE RESPONSIBILITY DISCLOSURE

We provide comprehensive CR disclosures, prepared in alignment with standards from the Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures and with reference to the Global Reporting Initiative’s Sustainability Reporting Standard, and we are a GRESB participant.
78% of Director nominees have CR expertise
For more information on our CR strategy, goals, performance, and achievements, including our EEO-1 report, please visit the CR section of our website at
https://www.brixmor.com/corporate-responsibility.
For information on our Board of Directors and related governance documents, please visit the Leadership & Governance tab on the Investors section of our website at https://investors.brixmor.com/corporate-profile.
Information on our website is not incorporated by reference herein and is not a part of this proxy statement.
OPERATING IN A SOCIALLY RESPONSIBLE MANNER
We believe that operating in a socially responsible manner is critical to delivering consistent, sustainable growth. As such, our CR strategy is integrated throughout our organization and is focused on creating partnerships that improve the social, economic, and environmental well-being of all our stakeholders including our communities, employees, tenants, suppliers and vendors, and investors. Our strong commitment to CR directly aligns with our core values and our vision to be the center of the communities we serve. Recognition for our CR efforts includes:
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GRESB: Recognized as a Green Star recipient for the eighth consecutive year and received an “A” rating for Public Disclosure for the sixth consecutive year

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MSCI: Received an “A” rating, with year-over-year improvements in the governance and social pillar scores

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 11

•
U.S. Department of Energy Better Buildings Alliance / The Institute for Market Transformation: Awarded Green Lease Leader at the Gold Level recognition

TENANT PARTNERSHIPS
The success of our Company is highly dependent on the success of our tenants. As one of the largest open-air retail landlords in the United States, we support over 5,000 national and regional tenants and local entrepreneurs across the country, including many vibrant new retailers added over the past several years. By utilizing a combination of local leasing professionals and a dedicated National Accounts leasing team, we attract and retain a wide variety of relevant retailers to our shopping centers.
We strive to be a key partner in the success of our tenants by providing proactive property management, ongoing tenant coordination, and resources to help local tenants promote and operate their businesses. We work to ensure that our properties are safe and accessible and adhere to our high operational standards. Our commitment to maintaining best-in-class properties that serve the surrounding communities is evidenced by various initiatives and programs we have in place, including:

•
Biennial Tenant Survey: monitors our tenant engagement and guides our tenant approach as we implement changes based on feedback received

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Digital Bytes: provides tenants with digital marketing tips, available on our website, that are easy to implement and require little to no investment; this program was launched in response to feedback received from our tenant surveys

98% Of national tenant respondents would recommend Brixmor as a landlord according to our 2024 Tenant Survey

•
Tenant Resources webpage: connects tenants and employees directly with our Property Management team, resulting in lower response times when issues arise, and provides tenants with direct access to most requested information and services

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Incubator Program: offers retail space to small business owners or retailers seeking to launch new concepts or brands, allowing them to test their concepts over a limited 90-day period

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Tenant coordination: supports new tenants during the store opening process by providing hyperlocal expertise to guide them through permitting and other local regulations

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Adapting our centers: engages the community and our consumers by adding dedicated curbside pick-up areas, outdoor dining options, and vibrant community spaces

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Green leasing: facilitates progress on sustainability initiatives through lease provisions, including solar panel installations and submetering

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Sustainability best practices: offers cost-saving sustainability tips to help small business owners reduce their energy and water expenses and their environmental footprint

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SUPPLIER AND VENDOR RELATIONSHIPS
Brixmor seeks to partner with suppliers and vendors who share our passion for efficient, resilient properties built and maintained to meet our high operational standards. Our Supplier Code of Conduct, which outlines our expectations from suppliers and vendors related to working conditions / human rights, health and safety, environmental impact, and business integrity, is included in all new contracts. We maintain open dialogue with our suppliers through regular review meetings with key national partners and supplier engagement surveys.
Our Supplier Code of Conduct is also available on our website at:
https://investors.brixmor.com/leadership-governance/governance-documents-policies.
ENVIRONMENTAL RESPONSIBILITY
We continue to make meaningful progress towards achieving our long-term sustainability goals, and we also execute our reinvestment projects, with a focus on resource efficiency and resiliency. Integrating sustainable practices and initiatives into our business operations has reduced utility-related operational expenses and added ancillary income to our properties.
Examples of our environmental stewardship at our centers and communities include:
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Energy usage reduction projects such as LED lighting conversions and equipment upgrades, motion sensor technology for parking lot lighting, and reflective roofing and insulation to reduce air conditioning and heating requirements

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On-site renewable energy projects such as solar panel installations

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Water conservation projects such as smart irrigation and annual wet checks, xeriscaping and the use of native plant species, and smart water meters

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Electric vehicle charging stations for use by customers and visitors

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 13

Sustainability Goals

Target	Status[1]
	Install electric vehicle charging stations (% of portfolio)	25% by YE2025	16%
	Generate on-site renewable energy capacity (solar panels)	20MW by YE2025	11.2MW
	Achieve Proudly Owned status (% of portfolio)	85% by YE2025	61%
	Reduce like-for-like common area water consumption	15% by YE2025	42% ✓
	Upgrade all properties to LED lighting (% of portfolio)	100% by YE2025	96%

1.
As of 12/31/2023.

Climate Change
We released our Climate Change Policy in 2021 and committed to achieving net zero carbon emissions by 2045 for areas under our operational control. As a signatory of the Science Based Targets initiative (“SBTi”), aligned with the 1.5 degree Celsius pathway, we have committed to reducing our Scope 1 and 2 greenhouse gas (“GHG”) emissions by 50% by 2030, as compared to a 2018 baseline. Our Scope 1 and 2 GHG emissions primarily consist of electricity usage in our common areas and vacant tenant spaces. As of year-end 2023, improvements in energy efficiency and the addition of renewable energy sources to our properties have resulted in a 50% reduction in GHG emissions, satisfying our interim SBTi goal.
We recognize that climate change could have an impact on our portfolio and the communities we serve. Our goal is to identify, understand, and minimize such risk. We manage day-to-day risk through the proactive implementation of resiliency measures; property insurance; and emergency response, business continuity, and life safety plans. Climate change and natural hazard risk assessments for our existing portfolio are conducted annually and reviewed by our internal steering committee, and climate-related risk assessments are part of our standard underwriting due diligence processes and are appropriately considered by our Investment Committee with respect to potential acquisitions and major redevelopment projects. We assess climate-related risk using a proprietary tool that evaluates the impact of multiple scenarios on our business and use these results to support our climate-related risk assessments which identify key environmental risks including wildfires, flooding, hurricanes, heat and water stress, earthquakes, and sea level rise. We have also implemented several strategies and initiatives

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 14

focused on resiliency measures for higher risk properties, including hurricane / high wind upgrades, reflective roofs to reduce heat stress and utility use, native landscaping to reduce water stress, and stormwater infrastructure upgrades.
Disaster preparedness and response help minimize the disruption caused by unexpected weather events. Our Market Research team has developed an internal storm tracking tool to monitor severe weather conditions and initiate preparedness activities before an imminent event. Our team of Property Managers follows the Company’s crisis management plan and site-specific protocols to reduce potential damage and, after an event occurs, they and members of our all-volunteer Disaster Assistance Recovery Team mobilize to provide immediate and long-term assistance to restore our shopping centers and assist with rebuilding local communities.
COMMUNITY CONNECTIVITY
Our properties serve an important role in their communities and, as such, we are deliberate and thoughtful in merchandising our properties with a robust mix of relevant non-discretionary and value-oriented retailers, as well as consumer-oriented service providers. We provide our tenants and their customers with inviting, safe, and attractive retail centers to gather, connect, and engage, both within stores and in public spaces at our centers throughout our portfolio. We further support our communities by hosting local events, volunteering, and providing aid in times of need. To promote connection within our communities, we host farmers markets, holiday events and activities, drive-in movies, fundraising, and other charity events. We also provide each employee with two paid service days each year to make an impact in their respective communities.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 15

HUMAN CAPITAL
We are highly committed to being a responsible employer and creating and sustaining a positive work environment that values integrity, transparency, and accountability. Our talented and dedicated employees are the foundation of our success. Together, we strive to promote a culture that is supportive and inclusive and that provides opportunities for both personal and professional growth. We empower our employees to think and act like owners in order to create value for all stakeholders. We believe this approach enables us to attract and retain talented professionals while fostering collaborative, skilled, and motivated teams. The pillars of our human capital strategy are:
Engagement
We believe that employees that are personally engaged in our vision to be the center of the communities we serve and are connected with similarly engaged colleagues will be more effective in their roles. We measure employee engagement through employee surveys and utilize the results from such surveys to continually improve our organization.
Company-wide recognition of excellence is one way we show our team members how important they are to our communities, our Company, and each other. Our quarterly employee awards include the “Our center is you” award, which recognizes employees for immersing themselves in and serving our communities, and the “Find A Better Way” award, which recognizes employees for using ingenuity to solve a business need or challenge. We foster connectivity through Company-wide enrichment events, such as our TED-Talk style “Big Brain Days,” where leading authors discuss topics to inspire individual and team growth, and our annual Company-wide community service projects, which have focused on important social issues such as food insecurity.
Growth and Development
We encourage our employees to grow and develop their interests, skills, and passions by providing a variety of professional and personal training opportunities, including:
•
Annual talent development process in conjunction with professional development plans

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Innovative development programs

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Mentorship programs

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Predictive Index Behavioral Assessments to enhance self-awareness and effective collaboration

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Educational assistance

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Personal Development Accounts

Health and Well-being
Our commitment to the health and well-being of our employees is a crucial component of our culture. We provide a wide-range of employee benefits and encourage healthy lifestyles through initiatives such as annual wellness spending accounts; live wellness events; free access

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to online wellness applications, licensed counselors, financial advisors, legal specialists, and other professionals; and hybrid work schedules to maximize engagement, collaboration, and efficiency, while supporting a healthy work-life balance.
Culture
We believe our performance is enhanced by an inclusive environment that reflects the diversity of the communities we serve. We believe a culture based on inclusion is critical to our ability to attract and retain talented employees and to deliver on our strategic goals and objectives. To celebrate and promote an inclusive work environment, we hold a variety of events to recognize the backgrounds and unique perspectives of our employees. Cultural tradition exchanges and round table events allow employees to share meaningful aspects of their heritage and provide a forum for other employees to broaden their understanding of their colleagues and promote collegiality and teamwork.
CORPORATE GOVERNANCE
Our Board is committed to strong corporate governance practices and to conducting business according to the highest ethical standards. We believe we have structured our corporate governance in a manner that closely aligns our interests with those of our stakeholders. We have been recognized consistently for our outstanding corporate governance by Green Street, ranking first in the REIT sector for corporate governance, and ISS, receiving and maintaining the highest score of 1 in ISS’s Governance QualityScore category continuously in 2024.
Investor Engagement
Our focus on strong corporate governance expands to our commitment to transparent, high-quality disclosure and consistent investor engagement. We value the outlook and opinions offered by our investors and believe that ongoing dialogue is an important component of our governance practices. Through a strategic, proactive outreach program, we discuss business and industry trends and market conditions, our operational strategy and performance, our CR initiatives, and our governance practices. We share the feedback we receive with our Board of Directors, providing them with valuable insight into stakeholder views about Brixmor.
In general, we engage with our investors through a mix of in-person and telephonic meetings, conferences, and property tours. In 2024, we had over 550 equity and fixed income investor touchpoints and connected with the majority of our actively managed investors. We supplement traditional outreach methods with videos and social media, providing additional avenues to showcase our ongoing portfolio transformation.

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>	PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Nine nominees will be proposed for election as directors at the Annual Meeting to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. Our nominees were selected by the Board, based on the recommendation of the Nominating and Corporate Governance Committee. All nine nominees currently serve on our Board. All of the nominees are willing to serve as directors but if any of them should decline or be unable to act as a director then the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of a substitute nominee selected by our Board, unless the Board alternatively acts to reduce the size of the Board or maintain a vacancy on the Board in accordance with our bylaws.
CHARACTERISTICS OF BOARD OF DIRECTOR NOMINEES
8/9	3/9	2/9	62	8
Independent directors	Female directors	Members of an underrepresented community	Average director age	Average director tenure (in years)
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2025
We believe that each of our director nominees possesses the professional and personal qualifications necessary for effective service as a director and, that together, our directors have a complementary balance of knowledge, experience, and capabilities that will best serve the Company and its stakeholders. We also believe that each nominee has a reputation for integrity, adherence to the highest ethical standards, sound business judgment, and willingness to represent the long-term interests of our stakeholders. The following chart provides a summary of the director nominees’ skills and core competencies.
BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 18

	James M. Taylor Jr.	Sheryl M. Crosland	Michael Berman	Julie Bowerman	Thomas W. Dickson	Daniel B. Hurwitz	Sandra A.J. Lawrence	William D. Rahm	JP Suarez
Leadership Expertise
Chief Executive Officer	✔	—	—	—	✔	✔	✔	—	✔
Other Current or Past Public Company Board	—	—	✔	✔	✔	✔	✔	✔	✔
Non-Profit Executive or Board Member	✔	✔	—	✔	✔	✔	✔	✔	✔

Financial Expertise
Chief Financial Officer	✔	—	✔	—	—	—	✔	—	—
Investment / Financial	✔	✔	✔	—	✔	✔	✔	✔	✔
Private Equity	—	—	—	✔	—	✔	—	✔	—

Other Professional Expertise
Industry Expertise
Real Estate	✔	✔	✔	—	✔	✔	✔	✔	✔
Construction / Redevelopment	✔	✔	✔	—	✔	✔	✔	—	✔
Retail / Omnichannel Retail	—	—	—	✔	✔	✔	—	—	✔
Operational Expertise
Data, Predictive, or Advanced Analytics	—	—	—	✔	✔	—	✔	—	✔
Consumer / Marketing	—	—	—	✔	✔	—	✔	—	✔
Human Capital	✔	—	✔	—	✔	✔	✔	—	✔
Operations	✔	—	—	—	✔	✔	✔	—	✔
Legal	✔	—	✔	—	—	—	—	✔	✔
Corporate Responsibility and ESG	✔	—	✔	✔	✔	✔	✔	—	✔
Risk Management	✔	—	✔	—	✔	✔	✔	—	✔
Cybersecurity / Data Protection	—	—	✔	—	—	—	✔	—	✔

Diversity and Other Information
Gender Diversity	—	✔	—	✔	—	—	✔	—	—
Member of an Underrepresented Community	—	—	—	—	—	—	✔	—	✔
Number of Other Public Company Boards	—	—	1	1	—	—	3	—	1
Number of Other Public Company Board Committee Chairs	—	—	1	—	—	—	2	—	—

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 19

The biographical description below includes the specific experience, qualifications, attributes, and skills that led to the conclusion by the Board that each director nominee should serve as a director. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities” below.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 20

>	DIRECTOR NOMINEES
James M. Taylor Jr. Age 58 Director Since 2016

Professional Highlights
•
Mr. Taylor has served as our Chief Executive Officer since May 2016 and President from May 2016 through September 2023 and from January 2024 to July 2024

•
Federal Realty Investment Trust

2012 to 2016: Executive Vice President – Chief Financial Officer and Treasurer and member of the executive and investment committees
•
Eastdil Secured / Wells Fargo

1998 to 2012: Senior Managing Director and head of real estate investment banking

Other Leadership and Experience
•
Nareit Executive Board member, 2025

•
ICSC Executive Board, 2025

•
ICSC Chairman, 2024

•
Urban Land Institute member

Education and Qualifications
•
B.S. and J.D., The University of Virginia

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Taylor’s extensive experience of more than 25 years in the commercial real estate industry and his knowledge of our business and portfolio as our Chief Executive Officer.

Sheryl M. Crosland Age 72 Director Since 2016 Board Chair	Committee Membership • Audit

Professional Highlights
•
JP Morgan Investment Management Global Real Assets Group

1998 to 2014: Managing Director and Retail Sector Head
1984 to 1998: Various positions
Education and Qualifications
•
Master of Science in Industrial Management, Georgia Institute of Technology

•
B.S., Furman University

•
Certified public accountant

Other Leadership and Experience • Former Donahue Schriber Realty board member • Former Edens Investment Trust board member

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Crosland’s extensive experience in the real estate industry, in particular her familiarity with real estate investment, ownership, and operational experience.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 21

Michael Berman Age 67 Director Since 2013	Committee Memberships • Audit • Nominating & Corporate Governance

Professional Highlights
•
GGP Inc.

2011 to 2018: Chief Financial Officer and Executive Vice President
•
Equity LifeStyle Properties (formerly Manufactured Home Communities)

2003 to 2011: Executive Vice President and Chief Financial Officer
•
New York University Real Estate Institute

2003: Associate Professor
Education and Qualifications
•
M.B.A., Columbia University Graduate School of Business

•
J.D., Boston University School of Law

•
B.A., Binghamton University

Other Current Public Company Boards
•
Champion Homes, Inc. (formerly Skyline Champion Corp.) – Chair of the Audit Committee and member of the Governance and Nominating Committee

Other Prior Public Company Boards
•
Captivision Inc.

•
Jaguar Global Growth Corporation I

•
Mack-Cali Realty Corporation

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Berman’s extensive experience in the real estate and financial industries, including the retail property sector in particular, and his familiarity with financial reporting and accounting matters.

Julie Bowerman Age 56 Director Since 2019	Committee Membership • Nominating & Corporate Governance (Chair)

Professional Highlights
•
Kellanova

2023 to present: Chief Marketing Officer
•
Kellogg Company

2021 to 2023: Chief Marketing and Ecommerce Officer
2019 to 2021: Chief Global Digital Consumer and Customer Experience Officer
•
Hain Celestial Group, Inc.

2017 to 2019: Senior Vice President, Digital Engagement and eCommerce
•
The Coca-Cola Company

2015 to 2017: Global Vice President, eCommerce, Shopper Marketing and Digital
2013 to 2015: Vice President and General Manager, eCommerce, North America
1994 to 2013: Various positions

Other Current Public Company Boards
•
The Middleby Corporation – Member of the Nominating and Corporate Governance Committee

Education and Qualifications
•
M.A., Advertising, Michigan State University

•
B.A., Communications, University of Dayton

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Bowerman’s extensive experience in physical and digital commerce, marketing, omni channel sales, and consumer products businesses.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 22

Thomas W. Dickson Age 69 Director Since 2015	Committee Membership • Compensation

Professional Highlights
•
Harris Teeter Supermarkets Inc.

2006 to 2014: Chief Executive Officer and Chairman of the Board
1997 to 2006: Chief Executive Officer
1996 to 1997: Executive Vice President
1994 to 1996: President, American & Efird, Inc. (Harris Teeter’s former A&E subsidiary)
1991 to 1994: Executive Vice President, American & Efird, Inc.
Education and Qualifications
•
B.A. and M.B.A., The University of Virginia

Other Prior Public Company Boards • Conagra Brands, Inc. • Dollar Tree, Inc. • The Pantry, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Dickson’s extensive operational experience and expertise in the supermarket grocery business, his broad real estate knowledge, and his substantial public company Board experience.

Daniel B. Hurwitz Age 60 Director Since 2016	Committee Membership • Compensation

Professional Highlights
•
Raider Hill Advisors, LLC

2015 to present: Founder and Chief Executive Officer
•
Brixmor Property Group

2016: Interim Chief Executive Officer and President
•
DDR Corp.

2010 to 2014: Chief Executive Officer
1999 to 2010: Various other executive positions
Education and Qualifications
•
Wharton School of Business Management Program, University of Pennsylvania

•
B.A., Colgate University

Other Leadership and Experience
•
Former ICSC Chairman

•
Former Nareit Executive Board, Advisory Board of Governors, and Governance Council member

Other Prior Public Company Boards
•
Boscov’s Department Stores, Inc.

•
CubeSmart

•
DDR Corp.

•
GGP Inc.

•
Sonae Sierra Brasil, SA

•
WeWork Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Hurwitz’s extensive management experience as chief executive officer of another publicly-traded REIT and interim Chief Executive Officer of the Company, his extensive experience with shopping centers, and his extensive experience as a director of other public real estate companies.

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Sandra A.J. Lawrence Age 67 Director Since 2021	Committee Membership • Audit (Chair)

Professional Highlights
•
The Children’s Mercy Hospital and Clinics

2016 to 2019: Executive Vice President and Chief Administrative Officer
2005 to 2016: Chief Financial Officer
Education and Qualifications
•
M.B.A., Harvard Business School

•
M.Arch., Massachusetts Institute of Technology

•
B.A., Psychology, Vassar College

Other Current Public Company Boards
•
Evergy, Inc. – Chair of the Compensation and Leadership Development Committee and member of the Operations Committee

•
Macquarie Mutual Funds Trust – Member of Investments and Nominating and Corporate Governance Committees

•
Sera Prognostics, Inc. – Chair of the Audit Committee

Other Prior Public Company Boards
•
American Shared Hospital Services

Reasons for Nomination
In determining that she should serve as a director, our Board considered Ms. Lawrence’s extensive leadership experience, financial and corporate governance expertise, and her public company board experience, as well as her senior role in a diverse range of organizations.

William D. Rahm Age 46 Presiding Independent Director Since 2013	Committee Memberships • Compensation (Chair) • Nominating & Corporate Governance

Professional Highlights
•
Centerbridge Partners, L.P.

2006 to 2024: Senior Managing Director and member of Management and Investment Committees
•
The Blackstone Group L.P.

2000 to 2006: Real Estate Private Equity Group
Education and Qualifications
•
M.B.A., Harvard Business School

•
J.D., Harvard Law School

•
B.A., Yale College

Other Leadership and Experience
•
Co-Chair of the New York City Regional Economic Development Council

Other Prior Public Company Boards
•
Extended Stay America, Inc.

•
Radius Global Infrastructure, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Rahm’s extensive experience in real estate and investments and his significant understanding of issues and risks that affect the Company.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 24

JP Suarez Age 61 Director Since 2023	Committee Memberships • Audit

Professional Highlights
•
Walmart International

2018 to 2023: Executive Vice President, Regional Chief Executive Officer and Chief Administration Officer and member of Executive Committee
•
Walmart Inc.

2015 to 2018: Executive Vice President and President of the Realty Division
2004 to 2015: In various positions of increasing responsibility
•
U.S. Environmental Protection Agency

2002 to 2004: Assistant Administrator, Office of Enforcement and Compliance Assurance
Education and Qualifications
•
J.D., University of Pennsylvania Law School

•
B.A., Tufts University

Other Current Public Company Boards
•
EPR Properties – Member of the Audit and Nominating/Company Governance Committees

Other Leadership and Experience
•
ICSC Vice Chairman, 2025

Other Prior Public Company Boards
•
Massmart, Inc.

Reasons for Nomination
In determining that he should serve as a director, our Board considered Mr. Suarez’s established leadership abilities, significant retail, real estate and legal expertise, and his breadth of experience in strategy, talent development and performance management across a large, global retail organization.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 25

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance include:
•
Our Board is not classified and each of our directors is subject to re-election annually, and we will not classify our Board in the future without the approval of our stockholders;

•
Our directors may be removed by a vote of a majority of the votes entitled to be cast and our Board may not increase the vote required to remove a director without stockholder approval;

•
We have opted out of the Maryland Unsolicited Takeover Act (known as MUTA) and the Maryland business combination and control share acquisition statutes, and in the future will not opt in without stockholder approval;

•
We do not have a stockholder rights plan/poison pill, and we will not adopt a stockholder rights plan/poison pill in the future without stockholder approval;

•
Our directors are elected by a vote of a majority of votes cast in uncontested elections, and in the event that an incumbent director fails to receive a majority of votes cast in an uncontested election, such incumbent director is required to submit his or her resignation to the Board, which will decide what action to take on the resignation, and the decision will be publicly disclosed;

•
We have fully independent Audit, Compensation, and Nominating and Corporate Governance Committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers and/or non-independent directors;

•
Our Board has an independent Chair and a Presiding Independent Director;

•
Our Board has an “ad hoc” investment committee which approves any individual transaction with a value between $50 million and $150 million (or $200 million for any transaction that involves multiple assets in a single transaction) (with full Board approval required for transactions above such limits);

•
We maintain a program of continuing education for our directors, covering current topics such as cybersecurity and ESG, in order to optimize their service on the Board;

•
All members of our Audit Committee are “financial experts” as defined by applicable SEC regulations;

•
We restrict the number of other public company boards that our directors can serve on to four, including our Board, and also restrict the number of public company board audit committees that our directors can serve on to three, including the Audit Committee of our Board, to mitigate risks of director overcommitments, and all of our directors are in compliance with these restrictions;

•
The Nominating and Corporate Governance Committee annually evaluates each director’s prior service on and contributions to our Board, including consideration of each director’s job responsibilities, service on other public company boards, and

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 26

leadership positions on such boards prior to recommending a director or nominee for election to our Board;
•
We have adopted an insider trading policy governing the trading in our securities by directors, executive officers and certain other employees that is designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE standards, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024;

•
Our executive officers and directors are prohibited from pledging or hedging our securities;

•
We have adopted proxy access pursuant to which stockholders owning at least 3% of our common stock for at least three years may nominate the greater of up to 20% of the Board or two directors; and

•
Stockholders holding a majority of outstanding shares have the right to amend, alter, or repeal our bylaws, or adopt new bylaws, at a duly called meeting of stockholders.

OUR COMMITMENT TO BOARD REFRESHMENT
We believe the quality, focus, and diversity of skills and experience on our Board have been a key driver of the Company’s success and that the strength of our Board is a competitive advantage. Our Nominating and Corporate Governance Committee believes that maintaining this advantage requires planning for Board refreshment and succession continually and strategically.
We have not adopted arbitrary refreshment policies, like a mandatory retirement age or term limits, because the Board recognizes the importance of directors who have developed, through valuable experience and knowledge over time, an increasing insight into the Company and its operations. Instead, in considering Board refreshment and succession planning, the Nominating and Corporate Governance Committee considers, among other things, its assessment of the skills the Board currently needs and will need in the future, its assessment of the degree to which the current directors satisfy these skills, feedback from annual Board, committee and director evaluations (which address individual director contributions), director time commitments, and expectations of upcoming Board vacancies. The Nominating and Corporate Governance Committee also considers Board leadership as part of its refreshment and succession planning. The Nominating and Corporate Governance Committee undertakes this review annually, as well as in connection with any changes to our Board. While there is no formal policy on the rotation of the members or chairs of the committees, the Nominating and Corporate Governance Committee considers and review the committee members and chairs annually.
Our Nominating and Corporate Governance Committee’s effective approach to refreshment has resulted in the recent appointments of  (i) Ms. Crosland as the new Chair of the Board, (ii) Ms. Lawrence as the new chair of the Audit Committee, and (iii) Mr. Suarez, a global business leader with over 30 years of executive experience at Walmart International and Walmart, Inc., as a new director, which addressed, among other things, the Board’s strategic goal of strengthening its retail expertise.
In identifying Board candidates, the Nominating and Corporate Governance Committee solicits input from a variety of sources, including existing directors, senior management, and executive search firms, to identify candidates that will best contribute to the Board.

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DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS
Under our Corporate Governance Guidelines and New York Stock Exchange (“NYSE”) rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.
Our Corporate Governance Guidelines define independence in accordance with the independence definition in the NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.
In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that each of Messrs. Berman, Dickson, Hurwitz, Rahm, and Suarez and Mses. Bowerman, Crosland, and Lawrence is independent for purposes of all applicable NYSE standards, including with respect to committee service. Our Board has also determined that each of Messrs. Berman and Suarez and Mses. Crosland and Lawrence is “independent” for purposes of Section 10A(m)(3) of the Exchange Act related to audit committees, and each of Messrs. Dickson, Hurwitz and Rahm is “independent” for purposes of Section 10C(b) of the Exchange Act related to compensation committees.
In making its independence determinations, the Board considered and reviewed all information known to it (including information identified through annual directors’ questionnaires).
BOARD STRUCTURE
Our Board is led by the Chair, which is purposely separate from the Chief Executive Officer position. Accordingly, Ms. Crosland, an independent director, serves as Chair, while Mr. Taylor serves as our Chief Executive Officer. Our Board believes that this structure is appropriate corporate governance for us at this time and best encourages the free and open dialogue of competing views while providing for strong checks and balances. Additionally, our independent Chair’s attention to Board and committee matters allows the Chief Executive Officer to focus more specifically on overseeing the Company’s day to day operations and long-term strategic planning. If in the future the Board, after considering relevant facts and circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose such appointment.
The Chair has the power to call meetings of the Board or Board committees, to preside over meetings of the Board, and to call special meetings of stockholders and approve certain administrative matters related to any such special meetings of stockholders. The Chair regularly engages with the Chief Executive Officer, chairs of Board committees, and other members of the Board regarding issues related to Board structure.
The Nominating and Corporate Governance Committee annually reviews committee chair tenures and the composition of Board committees, but the Board does not maintain a formal mandatory rotation policy, as it believes the flexibility provided by this approach is currently in the best interests of the Company and its stockholders.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 28

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During the year ended December 31, 2024, the Board held five meetings. All of our directors attended at least 75% of the aggregate of the meetings of the Board and the Committees on which they serve. All nine of our directors attended the 2024 virtual Annual Meeting of Stockholders.
PROXY ACCESS
Our bylaws provide for proxy access, thereby giving our stockholders an even greater voice in director elections. A stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. There are no qualifying stockholder nominations for inclusion in this proxy statement.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 29

BOARD COMMITTEES
AUDIT COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and audit committees in particular

•
Each of the members of the Audit Committee is “financially literate” within the meaning of the NYSE listing standards

•
In addition, our Board has determined that each of the members of the Audit Committee qualifies as an audit committee financial expert as defined by applicable SEC regulations

•
Ms. Lawrence’s qualification is based on, among other things, her over ten years of experience as Chief Financial Officer of a not-for-profit research technology company and a children’s hospital, and her experience serving on public company audit committees

•
Mr. Berman’s qualification is based on, among other things, his more than 15 years of experience as a Chief Financial Officer of two public real estate companies, and his experience serving on public company audit committees

•
Ms. Crosland’s qualification is based on, among other things, her education as a certified public accountant, her more than 30 years of experience in real estate investment management, and her experience serving on private real estate company audit committees

•
Mr. Suarez’s qualification is based on, among other things, his long career at Walmart International and Walmart Inc., including his service as Regional Chief Executive Officer and Chief Administration Officer, in which role he oversaw the preparation of financial statements and the accounting function

Duties and responsibilities:
•
Carries out the responsibilities and duties delegated to it by the Board, including oversight of our financial reporting policies, our internal controls, and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes

•
Selects our independent registered public accounting firm and reviews and evaluates its qualifications, performance, independence and compensation

•
Reviews and pre-approves the audit and non-audit services and the payment of compensation to the independent registered public accounting firm

•
Reviews reports and material written communications between management and the independent registered public accounting firm, including with respect to major issues regarding the Company’s internal controls

•
Reviews and discusses with management and the independent registered public accounting firm our annual audited financial statements, including our critical audit

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 30

matters, and quarterly financial statements prior to inclusion in our Annual Report on Form 10-K or other public dissemination in accordance with applicable rules and regulations of the SEC
•
Reviews and oversees the Company’s risk management policies and procedures (see “Oversight of Risk Management” below) and reviews and discusses with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management

•
Reviews and oversees the work of our internal audit function

•
Reviews and oversees the Company’s information technology, cybersecurity and risk exposures, including risks related to the use of artificial intelligence technologies, and provides oversight of management’s preparedness for and response to cyber-attacks

•
Oversees the Company’s policies and practices with respect to publicly disclosed non-GAAP measures

•
Oversees the adequacy and effectiveness of the Company’s controls related to the reliability of the Company’s publicly disclosed quantitative environmental and social measures

COMPENSATION COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and the applicable NYSE listing standards related to Boards of Directors in general and compensation committees in particular

Duties and responsibilities:
•
Establishes and reviews the overall compensation philosophy of the Company

•
Reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, including annual performance objectives, if any

•
Evaluates the performance of the Chief Executive Officer in light of these corporate goals and objectives and, either as a committee or together with the other independent Directors (as directed by the Board), reviews and approves the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the Chief Executive Officer

•
Recommends equity ownership guidelines for non-employee directors and executive officers to the Board

•
Reviews and approves, or makes recommendations to the Board, on the annual salary, bonus, equity-based incentives, and other benefits, direct and indirect, of the other executive officers

•
Reviews and approves, or makes recommendations to the Board with respect to, all incentive compensation and equity-based plans and awards granted thereunder, including those plans that are subject to the approval of the Board and any plans that are not otherwise subject to the approval of the Company’s stockholders

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 31

•
Establish and administer the Company’s “clawback” policy for compensation based on financial results of the Company, in accordance with NYSE rules, any applicable rules and regulations of the SEC and any other applicable laws regarding clawback policies

•
Oversees the activities of the individuals responsible for administering all incentive compensation and equity-based compensation plans

•
Reviews and monitors all employee retirement, profit sharing, and benefit plans of the Company

•
Reviews the preparation of the Compensation Discussion and Analysis and determines whether or not to recommend to the Board that the Compensation Discussion and Analysis be included in our annual proxy statement or Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC

•
Performs an annual risk review of the Company’s compensation policies and practices

Additional items of note:
The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more officers of the Company the authority to make awards to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plan, subject to compliance with the plan and the laws of the state of the Company’s jurisdiction.
The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.
In 2024, James M. Taylor Jr., our Chief Executive Officer, participated in discussions and deliberations with the Compensation Committee regarding determinations of annual cash and equity incentive awards for our executive officers. Specifically, he made recommendations to the Compensation Committee regarding executive salaries, equity awards, performance targets used under our annual bonus plan, and amounts of annual cash incentive awards. Mr. Taylor did not participate in deliberations regarding his own compensation.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 32

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Requirements:
•
All members are “independent,” in accordance with the Committee’s charter and applicable NYSE listing standards

Duties and responsibilities:
•
Oversees and advises the Board on corporate governance matters, including corporate governance policies and compliance with applicable legal and regulatory governance requirements

•
Establishes the criteria for the selection of new directors

•
Identifies, evaluates and recommends to the Board individuals to be nominated as directors, including those recommended by stockholders

•
Conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible Board candidates

•
Considers questions of independence and possible conflicts of interest of members of the Board and executive officers

•
Oversees the evaluation of the Board, its committees, individual directors and management

•
Recommends members of the Board to serve on the committees of the Board and, where appropriate, recommends the removal of any member of any committee

•
Monitors and oversees Board of Directors and Chief Executive Officer succession planning

•
Oversees the Company’s activities relating to corporate social responsibility and sustainability matters and the external reporting thereof, and reviews and assists in developing the Company’s policies related to such matters

•
Oversees the Company’s policies relating to human capital matters, such as employee engagement and culture

•
The Chair assists in administering restrictions in the Corporate Governance Guidelines relating to limits on director time commitments, such as membership on other boards

OVERSIGHT OF RISK MANAGEMENT
The Board oversees risk management related to us and our business and regularly receives detailed financial and operational updates from management. Oversight for certain specific risks falls under the responsibilities of our Board committees.
The Board has delegated to the Audit Committee the responsibility to review and oversee: (i) the Company’s guidelines and policies to identify, assess, manage, mitigate, and monitor significant business risks of the Company, including financial, operational, information technology (including artificial intelligence technologies), cybersecurity, privacy, business continuity, legal, regulatory, and reputational risks; and (ii) management’s risk assessment, mitigation, and monitoring decisions, practices, and activities, including the steps management has taken to monitor and control the Company’s major financial risk exposures. The Audit

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 33

Committee considers short-term, medium-term, and long-term risks in exercising its review and oversight responsibilities and considers the immediacy of the risk is assessing mitigation strategies.
The Audit Committee generally reassesses our risk profile annually or more frequently when circumstances warrant. The Audit Committee typically receives quarterly presentations that involve the participation of members of management from the finance, information technology, internal audit, and legal functions, as well as external experts as appropriate. The Company’s General Counsel, who is the Company’s Chief Compliance Officer and reports directly to the Chief Executive Officer, as well as other members of management with oversight of the Company’s public risk disclosures, participate in these presentations.
The Board has delegated to the Compensation Committee the responsibility to review and oversee risks related to our compensation program, including evaluating appropriate incentives relating to the compensation of our executives and employees. On an annual basis the Compensation Committee engages with senior management to evaluate potential risks related to compensation policies and practices applicable to all employees and the Company’s management of such risks.
The Nominating and Corporate Governance Committee focuses on risks associated with Board and management succession planning, corporate governance, Board effectiveness, and public policy matters, including political and charitable contributions. The Nominating and Corporate Governance Committee also supports the Board in identifying and overseeing risks associated with corporate responsibility, sustainability, and human capital matters.
Our Board and Board committees regularly receive presentations from management on risks to the business, including the risks described above. In addition, each of the Board committees regularly advise the full Board of their risk oversight activities.
CYBERSECURITY
We are committed to cybersecurity and vigilantly protecting all Company resources and information from unauthorized access. We employ dedicated cybersecurity personnel, led by our Chief Information Officer, to focus on preventing, identifying, and detecting cybersecurity risks, including risks related to our third-party vendors. Our Chief Information Officer reports directly to our President, Chief Operating Officer. The Audit Committee, which consists solely of independent directors, is responsible for overseeing cybersecurity risks, and management provides the Audit Committee with updates on our cybersecurity program at least quarterly.
Please see our Annual Report on Form 10-K for the year ended December 31, 2024 for more information on our processes and procedures for addressing and managing cybersecurity risks.
POLITICAL AND CHARITABLE CONTRIBUTIONS
Our Nominating and Corporate Governance Committee oversees the Company’s political and charitable contributions. In order to facilitate informed decision-making and accountability with respect to the Company’s political and charitable contributions, the Nominating and Corporate Governance Committee has adopted Political and Charitable Contributions Guidelines that apply to contributions or expenditures of corporate funds to various political entities (including political candidates and parties and political action committees) and charitable organizations. Contributions exceeding certain thresholds set forth in these guidelines must be approved by the Nominating and Corporate Governance Committee and all contributions are required to be reported quarterly to the Nominating and Corporate

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 34

Governance Committee. We did not make any contributions to political candidates or parties and political action committees in 2024.
BOARD ORIENTATION AND EDUCATION
We provide an orientation program to any new director, including briefings and materials on our strategy, business, industry, and governance policies and practices. We also provide continuing education for all directors, including through Board and committee presentations by third parties and opportunities to participate in external board education programs.
COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.
Our Corporate Governance Guidelines, our Audit, Compensation, and Nominating and Corporate Governance Committee charters, and other corporate governance information are available on Leadership & Governance tab on the Investors section of our website at https://investors.brixmor.com/corporate-profile. Any stockholder may also request these documents in print, without charge, by contacting the Secretary at Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017.
EXECUTIVE SESSIONS
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. In accordance with our Corporate Governance Guidelines, the independent directors have elected Mr. Rahm from among themselves to serve as the Presiding Independent Director to call and preside at executive sessions. The Audit and Compensation Committees also meet regularly in executive sessions.
STOCK OWNERSHIP GUIDELINES
The Board has implemented stock ownership guidelines, which are included in our Corporate Governance Guidelines referenced above. The Board may, in its sole discretion, grant exceptions to the guidelines outlined below.
GUIDELINES FOR SENIOR OFFICERS
•
Our Chief Executive Officer, Chief Financial Officer, and each Executive Vice President are expected to own common stock or common stock equivalents equal in market value to a specified multiple of his or her annual base salary as outlined below:

6x	4x	3x	1.5x
Multiple of base salary	Multiple of base salary	Multiple of base salary	Multiple of base salary
Chief Executive Officer	President and Chief Financial Officer	Other NEOs	Other Executive Vice Presidents

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 35

•
New officers that are subject to the ownership guidelines are expected to be in compliance by the fifth anniversary of their appointment to the position that results in application of the ownership guidelines

•
Each of our named executive officers is currently in compliance with their respective ownership guideline.

GUIDELINES FOR INDEPENDENT DIRECTORS
•
Each independent director is expected to own common stock or common stock equivalents equal in market value to five times the cash portion of such independent director’s annual Board fee for the preceding year (exclusive of committee or chair fees) within five years of joining the Board

•
Each independent director that has served on the Board for five years is currently in compliance with their ownership guideline

For purposes of the stock ownership guidelines applicable to both senior officers and independent directors, (i) restricted stock and (ii) earned restricted stock units, which are only subject to a time vesting requirement, count towards such requirement.
CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF CONDUCT FOR SENIOR FINANCIAL OFFICERS
We have a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company and a Code of Conduct for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Each of these codes is available on our website at
https://investors.brixmor.com/leadership-governance/governance-documents-policies/default.aspx.
The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets, business conduct, and fair dealing. The Code of Conduct for Senior Financial Officers satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive changes in or any waivers of the Code of Business Conduct and Ethics or Code of Conduct for Senior Financial Officers granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website.
As described in our Code of Business Conduct and Ethics, the Company’s directors, officers, and employees are provided with three avenues through which they can report violations or suspected violations with respect to accounting or auditing matters: a toll-free phone number, in writing, or through a website. The toll-free phone number for directors, officers, and employees is available 24 hours a day, seven days a week. Directors, officers, and employees may report any violation of the Code of Business Conduct and Ethics that does not concern accounting or auditing matters either in writing or in person. Violations or suspected violations of the Code of Conduct for Senior Financial Officers must be reported to the Company’s General Counsel or the Chair of the Audit Committee of the Board of Directors and may be made through a toll-free phone number, in writing, or through a website. Directors, officers, and employees can choose to remain anonymous in reporting violations or suspected violations. In addition, we maintain a formal non-retaliation policy that prohibits action or retaliation against

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 36

any director, officer, or employee who makes a report in good faith even if the facts alleged are not confirmed by subsequent investigation.
DIRECTOR NOMINATION PROCESS
The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence, and skills of potential candidates, and with respect to incumbent directors, their performance as a director, and recommends nominees for election as directors to the Board. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses overall Board composition considerations, including the depth and breadth of director skill sets and areas of expertise (including expertise that could qualify a director as an “audit committee financial expert” under SEC rules), compliance with NYSE and SEC Board and Committee independence requirements, as applicable, and the size of the Board. In evaluating Board candidates, the Nominating and Corporate Governance Committee also considers each candidate’s other commitments, including job responsibilities, service on other public company boards, and leadership positions on such boards, for the purpose of determining whether the candidate can satisfy the time commitments necessary and appropriate for service on the Board.
As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, familiarity with our business and industry, independence of thought, and his or her ability to work collegially with the other members of the Board. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the candidate.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources. The Nominating and Corporate Governance Committee may also, but need not, retain a search firm to assist it in identifying candidates to serve as directors of the Company.
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those directors recommended for re-election in the context of the Board and Board committee evaluation process (discussed in more detail below) and other perceived needs of the Board.
When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business, the Board focused primarily on the information contained in each of the Board member’s biographical information set forth above.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 37

Each of the Company’s directors:

•
Possess high ethical standards

•
Act with integrity

•
Exercise careful, mature judgment

•
Is committed to employing his or her skills and abilities to aid the long-term interests of the Company’s stockholders and other stakeholders

•
Is knowledgeable and experienced in one or more business, government, or civic endeavors

•
Is able to evaluate risk management and understands our process for assessing risk

•
Is familiar with corporate finance and strategic business planning activities unique to publicly traded companies

In addition, most of the Company’s directors possess experience in either (i) owning and/or managing publicly traded or privately held enterprises and (ii) advising and managing companies in various segments of the real estate industry.
In 2025, the director nomination process resulted in the Nominating and Corporate Governance Committee’s recommendation to the Board, and the Board’s nomination of, the nine incumbent directors named in this proxy statement and proposed for election by you at the upcoming Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Corporate Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017. Stockholders must comply with the advance notification, timeliness, consent, information, and other requirements of our Bylaws regarding director nominations. All recommendations for nomination received by the Corporate Secretary will be presented to the Nominating and Corporate Governance Committee for its consideration. The foregoing requirements are also described under the caption “Stockholder Proposals for the 2026 Annual Meeting.” In addition, stockholders have proxy access rights pursuant to which stockholders owning at least 3% of our common stock for at least three years may nominate the greater of up to 20% of the number of directors on the Board or two directors. The deadline for submission of proxy access nominees is described under the caption “Proxy Access Nominees.”
BOARD AND BOARD COMMITTEE EVALUATIONS
Under the oversight of the Nominating and Corporate Governance Committee, we perform an annual evaluation of the Board, each of the standing Board committees, and individual directors. The annual evaluation is designed by the Nominating and Corporate Governance Committee to improve the effectiveness and performance of the Board and its committees. The evaluation process consists of written questionnaires relating to the Board and each of the standing committees, an interview of each director by the Chair of the Nominating and Corporate Governance Committee, and a discussion of the issues raised through the questionnaires and interview process at the Board and committee levels. The written

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questionnaires and the interview questions address a broad range of topics, including the functioning of the Board, Board culture, Board composition, individual director performance, Board development, and effectiveness of Board oversight of strategy and risk. Feedback resulting from these evaluations, which is presented to the Board by the Chair of the Nominating and Corporate Governance Committee, is used to refine Board and Board committee practices and improve Board, Board committee, and individual director performance. One of the recommendations from the 2023 evaluation process that was implemented in 2024 was to hold one annual board meeting focused exclusively on long-term strategic planning. The evaluation process, including feedback on individual director performance, is also considered as part of the director nomination process.
BOARD ACCESS TO EMPLOYEES
All directors are invited to contact the CEO at any time to discuss any aspect of the Company’s business. Directors also have access to other members of executive management, as well as to the Company’s broader employee base, throughout the year in Board and Board committee meetings and in other informal settings. For example, directors participate in a periodic director lunch series, where a member of the executive management team interviews a director regarding that director’s background, experience and other related topics. All employees are able to attend the interview either in person or by video conference broadcast to the entire Company, providing our employees with a unique understanding of the members of our Board. An informal lunch with employees in the office occurs following the interview which further allows interaction between our employees and Board members. In addition, from time to time, the Company holds a Board meeting in a market where the Company owns assets, which enables the Board to tour Company-owned assets and observe, among other things, acquisitions, asset transformation, and redevelopment projects. These tours are led by the Company’s regional and local leasing teams, providing opportunities for additional Board and employee interactions.
COMMUNICATIONS WITH THE BOARD
As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the Chair, the Presiding Independent Director, the chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sending it by:
• Mail to:	• Email to:
Brixmor Property Group Inc. c/o General Counsel 100 Park Avenue New York, New York 10017	PresidingIndependentDirector@brixmor.com
Such communications may be done confidentially or anonymously.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 39

EXECUTIVE OFFICERS OF THE COMPANY
Set forth below is certain information regarding each of our current executive officers, other than Mr. Taylor, whose biographical information is presented under “Director Nominees.”
Brian T. Finnegan Age 44 Executive since: 2014
Mr. Finnegan has served as President, Chief Operating Officer since July 2024, as Interim Chief Executive Officer and President from April 2024 to May 2024, as Senior Executive Vice President, Chief Operating Officer from September 2023 until July 2024, as Executive Vice President, Chief Revenue Officer from February 2020 until September 2023 and as Executive Vice President, Leasing from November 2014 through February 2020. From January 2009 through October 2014, Mr. Finnegan served as our Senior Vice President, Leasing & Redevelopment for the West region. From October 2007 until December 2008, he was Vice President, Redevelopment, and from June 2006 through October 2007 served as Regional Vice President, Leasing. He joined Kramont Realty Trust, a predecessor of Brixmor, in 2004 as a Senior Leasing Associate. Mr. Finnegan has served as the Vice Chair of the ICSC Foundation Board of Directors since 2023. Mr. Finnegan received a B.A. from Duquesne University.

Mark T. Horgan Age 49 Executive since: 2016
Mr. Horgan has served as Executive Vice President, Chief Investment Officer since May 2016. From 2007 to May 2016, he was a Managing Director and senior member of the retail team at Eastdil Secured, where he advised retail real estate companies in investment underwriting, investor sourcing and capital markets transactions. Prior to joining Eastdil Secured, Mr. Horgan held positions at Federal Realty Investment Trust and Mills Corporation. He received a B.S. in Business Administration from The State University of New York at Buffalo.

Steven F. Siegel Age 64 Executive since: 2007
Mr. Siegel has served as Executive Vice President, General Counsel and Secretary since April 2007 and also Secretary since May 2007. From March 2002 to April 2007, Mr. Siegel was Executive Vice President of New Plan Excel Realty Trust, Inc. and was its General Counsel since 1991. Mr. Siegel joined New Plan Excel Realty Trust, Inc. in 1991 and was a Senior Vice President from September 1998 to March 2002. Mr. Siegel received a B.S. and a J.D. from St. John’s University.

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Steven T. Gallagher Age 43 Executive since: 2024
Mr. Gallagher has served as Executive Vice President, Chief Financial Officer and Treasurer since July 2024, as Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer and Treasurer from January 2024 to July 2024 and as Senior Vice President, Chief Accounting Officer from March 2017 to January 2024. From 2015 to March 2017, he was the Chief Accounting Officer of Netrality Properties, a REIT specializing in network-neutral core interconnection and colocation facilities. Prior to joining Netrality Properties, Mr. Gallagher was the Controller at CubeSmart, a NYSE-listed self-storage REIT. Mr. Gallagher received a B.S. from DeSales University.

CEO AND SENIOR MANAGEMENT SUCCESSION PLANNING
The Board, with the assistance of the Nominating and Corporate Governance Committee, regularly reviews the Company’s senior management succession plan to ensure that personnel changes do not impact the Company’s ability to execute its business plan. The Company’s management succession plan addresses both short-term solutions for sudden and unexpected personnel changes and longer-term plans for developing the talent and leadership skills of our next generation of leaders so they are ready to assume senior management positions as they become available.
The effectiveness of the Company’s management succession plan was illustrated on multiple occasions in 2024. In January 2024, following the unexpected departure of our former Chief Financial Officer, who was appointed chief executive officer of another company, Mr. Gallagher assumed the role on an interim basis, consistent with our management succession plan. Mr. Gallagher had served as our Chief Accounting Officer for seven years. As a result of Mr. Gallagher’s extensive leadership experience at the Company, and with the support of Mr. Taylor and the rest of the executive team, the Company continued to execute on its business plan without interruption during this period.
In March 2024, our Chief Executive Officer took a temporary medical leave of absence for approximately five weeks. Consistent with our management succession plan, Mr. Finnegan, who during his twenty years at the Company has served in key leadership roles, including as Chief Revenue Officer and Chief Operating Officer, was appointed Interim Chief Executive Officer. As a result of Mr. Finnegan’s extensive leadership experience and the support of the rest of the senior executive team, the Company continued to execute on its business plan without interruption during this period.
In July 2024, Mr. Finnegan was promoted to President, Chief Operating Officer. As part of his transition, and in recognition of the talented leasing team put together by Mr. Finnegan, the Company internally promoted a new Senior Vice President, Head of Leasing. In addition, Mr. Gallagher was appointed permanent Executive Vice President, Chief Financial Officer and Treasurer and, consistent with our management succession plan, Kevin Brydzinski, who then served as the Company’s Senior Vice President, Corporate Accounting & Reporting and had been with the Company for over 10 years, was appointed our new Chief Accounting Officer.
We believe that our ability to fill these roles internally with seasoned and talented executives is a product of the focus we have had on management succession planning and our efforts to build a deep bench of executive talent.

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>	PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2025. Deloitte & Touche LLP has served as our independent registered public accounting firm since May 2015.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will also have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.
The shares represented by your proxy will be voted for the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.
AUDIT AND NON-AUDIT FEES
In connection with the audit of the 2024 financial statements, we entered into an agreement with Deloitte & Touche LLP that set forth the terms by which Deloitte & Touche LLP would perform audit services for the Company.
The following table presents fees billed for professional services rendered by Deloitte & Touche LLP for the audit of our financial statements for 2024 and 2023 and fees billed for other services rendered by Deloitte & Touche LLP for those periods:
	2024	2023
Audit fees(1)	$1,657,186	$1,482,460
Audit-related fees	—	—
Tax fees(2)	4,040	13,125
All other fees	—	—
Total:	$1,661,226	$1,495,585

(1)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements included in Forms 10-K and the review of quarterly financial statements included in Forms 10-Q, including fees related to the issuance of comfort letters and consents. The fees are for services that are normally provided by Deloitte & Touche LLP in connection with statutory or regulatory filings or engagements.

(2)
Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 42

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte & Touche LLP’s independence and concluded that it was.
Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 43

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter that is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under the caption “The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company, including the critical audit matters described therein, with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Sandra A.J. Lawrence, Chair
Michael Berman
Sheryl M. Crosland
JP Suarez

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>	PROPOSAL NO. 3 – NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution, subject to stockholder vote, to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.
The text of the resolution in respect of Proposal No. 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in Compensation Discussion and Analysis on pages 47 to 64 as well as the discussion regarding the Compensation Committee on pages 31 to 32. We expect that we will conduct the next advisory vote on executive compensation at the 2026 annual meeting of stockholders.

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REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has discussed and reviewed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Submitted by the Compensation Committee of the Company’s Board of Directors:
William D. Rahm, Chair
Thomas W. Dickson
Daniel B. Hurwitz

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 46

>	COMPENSATION OF OUR EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
OVERVIEW
Compensation Year 2024 Named Executive Officers
•
James M. Taylor Jr., our Chief Executive Officer

•
Brian T. Finnegan, our President, Chief Operating Officer

•
Mark T. Horgan, our Executive Vice President, Chief Investment Officer

•
Steven F. Siegel, our Executive Vice President, General Counsel and Secretary

•
Steven T. Gallagher, our Executive Vice President, Chief Financial Officer and Treasurer

•
Angela M. Aman, former President, Chief Financial Officer and Treasurer

Purpose of Compensation Program
Our executive compensation program is designed to attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value.
Say on Pay Results
In 2024, stockholders showed support for our executive compensation program with 96.6% of the votes cast for the approval of the “say on pay” proposal at our 2024 Annual Meeting of Stockholders. This is consistent with the strong support we have received in recent years, with support levels in 2023, 2022, and 2021 at 96.5%, 97.3%, and 97.6%, respectively.
BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 47

PRIMARY COMPONENTS OF 2024 EXECUTIVE COMPENSATION
Component	Form	Objective & Explanation	Page
Salary	Cash	• Base level compensation, rewards day-to-day performance and standard job duties • Reflects level of responsibilities and experience/tenure	55
Annual Bonus (“Bonus”)	Cash	• Earned for the achievement of annual performance objectives • 2024 performance objectives were Company Financial Metrics (75%) and Individual Goals (25%) • 20% of Individual Goals are ESG-focused goals • Named executive officers have bonus ranges with Threshold, Target, and Maximum levels represented as percentages of base salary	56
Long Term Incentive (“LTI”)	Performance-based restricted stock units (“PRSUs”) and service-based RSUs with an outperformance modifier	• PRSUs and the outperformance modifier component of service-based RSUs motivate executives to focus on sustained financial performance and longer-term value creation • Provides alignment of interests with stockholders • Performance for PRSUs are geared toward total relative stockholder return over a three-year period • Multi-year vesting periods aid in retention	60
PRIMARY COMPONENTS OF 2024 EXECUTIVE COMPENSATION

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 48

TARGET PAY
Our target pay is heavily weighted towards performance-based and/or equity-based compensation. Performance-based and equity-based compensation for all named executive officers averages 80% of total target compensation.
Composition of Executive Compensation at 2024 Target Levels

(1)
Includes 2024 compensation of all named executive officers currently employed by the Company. Calculated for each of Mr. Finnegan and Mr. Gallagher assuming their year-end salaries and bonus ranges were in effect for all of 2024. In addition, excludes compensation included in the “All Other Compensation” column of the “Summary Compensation Table.” For more information about this additional compensation, see “—Executive Compensation Tables—Summary Compensation Table” below.

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COMPANY PERFORMANCE VERSUS METRICS FOR ANNUAL BONUS PROGRAM
Our annual bonus program features multiple metrics designed to reward performance. The financial metrics used are key indicators of the executive team’s effectiveness at leading the Company in the management of our properties (Same Property Net Operating Income or “SP NOI” or “Same Property NOI”) and our overall business (Nareit Funds From Operations or “Nareit FFO”).
The diagram below illustrates the achievement level of performance for our 2024 annual bonus plan (“Annual Bonus Plan”).

SP NOI Growth: 5.0%
MAXIMUM
Performance Level
SP NOI Growth: 4.00%
NAREIT FFO: $2.12/sh
FFO: $2.13/sh
TARGET
Performance Level
SP NOI Growth: 3.25%
NAREIT FFO: $2.09/sh
THRESHOLD
Performance Level
SP NOI Growth: 2.75%
NAREIT FFO: $2.06/sh

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 50

EXECUTIVE COMPENSATION PHILOSOPHY
Our compensation philosophy is based on best governance practices and are designed to align executive compensation with long-term stockholder interests.

WHAT WE DO:
Structure our Board with experienced independent leadership including an independent Chair
Design our compensation program to reflect our culture of pay for performance, with more than three-quarters of named executive officer compensation being performance based
Undertake an annual review of compensation strategies and programs by the Compensation Committee, including our compensation risk profile
Utilize an independent compensation consultant to advise the Compensation Committee
Include ESG goals as a component of each executive’s total bonus compensation
Subject cash and equity incentive compensation to clawback provisions more stringent than those required by the NYSE
Subject named executive officers, other Executive Vice Presidents and directors to robust stock ownership guidelines
WHAT WE DO NOT DO:
Offer excessive perquisites or special health and welfare plans to executives
Guarantee salary / bonus increases
Allow hedging or pledging of Company stock
Have single trigger cash severance payments in the event of a change-in-control
Provide excise tax gross-ups
Encourage unreasonable risk-taking through compensation
Time the disclosure of material non-public information for the purpose of impacting the value of executive compensation

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EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY
Our primary executive compensation objectives are to:
•
Attract, retain, and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value

•
Reward executives in a manner aligned with our financial performance and individual goals; and

•
Align executives’ interests with the long-term interests of our equity owners through equity participation and ownership

To achieve our objectives, we deliver executive compensation through a combination of the following components: (1) base salary; (2) bonus; (3) LTI; (4) other employee benefits and perquisites; and (5) severance benefits.
SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
Each year, the Compensation Committee considers the outcome of the stockholder advisory vote on executive compensation when making future decisions relating to the compensation of our named executive officers and our executive compensation program and policies. In 2024, stockholders showed support for our executive compensation programs, with 96.6% of the votes cast for the approval of the “say-on-pay” proposal at our 2024 Annual Meeting of Stockholders. The Compensation Committee believes that this support is attributable to the Compensation Committee’s commitment to the alignment of our named executive officers’ compensation with the Company’s performance.
Our stockholders have historically shown strong support for our policies and practices regarding executive compensation, as illustrated by the annual say-on-pay vote.
Historic Say-On-Pay Votes
2024	96.6%
2023	96.5%
2022	97.3%
2021	97.6%
SEC rules require the vote on the frequency of stockholder votes on executive compensation to be held at least once every six years. In light of the Board’s recommendation and the voting results with respect to the frequency of stockholder votes on executive compensation at the 2020 annual meeting of stockholders, the Company will continue to hold an advisory vote on the compensation of named executive officers at each annual meeting of stockholders until the next required vote on the frequency of stockholder votes on executive compensation. We currently expect the next stockholder vote on frequency to occur at the Company’s 2026 annual meeting.

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CLAWBACK POLICY
In response to recently adopted NYSE and SEC rules, the Compensation Committee updated the Company clawback policy, pursuant to which the Company will seek repayment of cash and equity incentive compensation paid to executive officers under certain circumstances. As mandated by such rules, if the Company is required to prepare an accounting restatement of its GAAP financial statements, the Company will recover any incentive compensation received by any covered person during the fiscal years pertaining to the restatement that was in excess of the amount that otherwise would have been paid, giving effect to the restated results.
The Company clawback policy also applies to circumstances that are not required to be addressed by the newly adopted NYSE and SEC rules. The Company’s clawback policy continues to provide for discretionary recoupment of incentive compensation if the Compensation Committee determines that any covered person has committed fraud or intentional misconduct that either constitutes a violation of law or a material breach of specified Company policies or that could reasonably be expected to result in significant reputational or financial harm to the Company. In these cases, the Compensation Committee may recover up to 100% of any incentive compensation received by such covered person in the fiscal year during which such misconduct occurred.
In addition, if the Company restates or revises a non-GAAP financial measure, other than in connection with a restatement of its GAAP financial statements, due to material non-compliance with any financial reporting requirement under the federal securities laws or if such measure has been determined in the reasonable judgment of the Compensation Committee to have been materially misstated, the Company may recover any incentive compensation received by any covered person during the fiscal years pertaining to the restatement or revision that was in excess of the amount that otherwise would have been received after giving effect to the restated or revised results.
POLICIES AND PRACTICES REGARDING THE GRANT OF STOCK OPTIONS
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
COMPENSATION DETERMINATION PROCESS
Role of the Compensation Committee and Management
The Compensation Committee of our Board is responsible for determining the compensation of our Chief Executive Officer and our other named executive officers. At the beginning of each performance cycle, the Compensation Committee approves financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on company performance, retain talent, grow stockholder value, and mitigate material risk. The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities and, as described below, utilized its compensation consultant to assist with decisions regarding 2024 compensation.
In 2024, Mr. Taylor, our Chief Executive Officer, worked with the Compensation Committee in managing our executive compensation program and he attended meetings of the

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 53

Compensation Committee. He did not attend portions of meetings relating to his own compensation. Because of his daily involvement with the executive team, our Chief Executive Officer made recommendations to the Compensation Committee regarding 2024 compensation for the named executive officers other than himself.
Role of the Compensation Consultant
Pay Governance serves as the Compensation Committee’s independent, third-party compensation consultant to provide advice on a range of compensation matters.
Pay Governance reports directly to the Compensation Committee and does not provide services to the Company’s management that are not under the Compensation Committee’s purview. Representatives of Pay Governance have attended meetings of the Compensation Committee and will continue to do so upon request. Prior to retaining Pay Governance, the Compensation Committee considered all factors relevant to Pay Governance’s independence from management, as required by the Compensation Committee’s charter.
Comparative Market Data and Peer Sets
The total potential compensation for each of our named executive officers is established based on the scope of his or her individual responsibilities and contributions to our performance, taking into account competitive market compensation paid for similar positions. Our Compensation Committee determines appropriate levels of total compensation for our named executive officers by applying their individual understanding, experiences, and judgments of the national marketplace of senior level real estate positions and related industry pay in both public and private companies that may compete for our executives, while also considering the relative importance of various positions at the Company given our business plan and organization compared with the business plans and organizations of our major competitors. The Compensation Committee also consults with its independent compensation consultant and considers compensation surveys prepared by Ferguson Partners for Nareit to confirm its assessment of appropriate market compensation for our named executive officers. Rather than using a designated peer group, the Compensation Committee, in consultation with Pay Governance, elected to use data from the Ferguson Partners survey as its benchmarking tool because it provided broader and more customizable data than a traditional peer group and allowed the Company to more accurately map compensation to a broader list of executive officer positions.
The latest Ferguson Partners survey contains information reported for each position, to the extent available, by 117 U.S. equity focused real estate investment trusts (“REITs”). Using data from the Ferguson Partners survey, the Compensation Committee reviews compensation of our named executive officers as compared to available executive officers data of two different peer sets: a set of REITs that primarily operate in the retail sector and a size-based set of REITs with market capitalizations between $7.5 billion and $20 billion. The Ferguson Partners survey included information for executive officer positions (as available) at 19 retail REITs, including Federal Realty Investment Trust, Kimco Realty Corp., Kite Realty Group Trust, and Regency Centers Corp., and 22 REITs (to the extent information was available for executive officer positions) with market capitalizations between $7.5 billion and $20 billion, including all of the foregoing retail peers, as well as other REITs such as Camden Property Trust, CubeSmart, NNN REIT, Inc., and W.P. Carey Inc. The Compensation Committee believes that REITs in these two data sets represent peer group companies with which the Company currently competes for executive talent and includes any Company that would be chosen in a specific selected peer group.

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Our Compensation Committee compares the individual elements of our named executive officers’ compensation (base salary, total cash compensation, long-term incentive compensation and total remuneration) with those of executive officers having similar titles and responsibilities at the two peer sets in the Ferguson Partners survey.
The Committee evaluates this data for informational purposes when establishing competitive compensation levels for our named executive officers. However, market data is not the sole determinant of the Compensation Committee in setting named executive officer compensation. The Compensation Committee considers the performance, skills, experience, and the specific role of the named executive officer in the organization when making compensation decisions.
Compensation Risk Management
The Compensation Committee, in consultation with management, annually assesses the Company’s compensation policies and procedures with respect to risk and risk management. Based on this assessment, the Compensation Committee does not believe there are any risks from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.
COMPENSATION ELEMENTS
Summary of 2024 Changes
•
Mr. Finnegan Compensation Changes and Promotion: In July 2024, Mr. Finnegan was promoted to the position of President, Chief Operating Officer. In connection with this promotion, the Compensation Committee increased Mr. Finnegan’s (i) annual base salary to $650,000, effective as of July 24, 2024, and (ii) LTI target grant to $1,800,000, effective in 2025.

•
Mr. Gallagher Compensation Changes and Promotion: In January 2024, in connection with service as Interim Chief Financial Officer and Treasurer, the Compensation Committee increased Mr. Gallagher’s (i) annual base salary to $375,000, (ii) LTI target grant to $300,000 and (iii) threshold, target and maximum annual bonus payout percentages from 45%, 60% and 70% to 52.5%, 70% and 80%, respectively. In addition, Mr. Gallagher received a one-time restricted stock grant with a grant-date fair value of $200,000 for his service as Interim Chief Financial Officer and Treasurer. In July 2024, Mr. Gallagher was promoted to the position of Executive Vice President, Chief Financial Officer and Treasurer. In connection with this promotion, the Compensation Committee increased Mr. Gallagher’s (i) annual base salary to $475,000, effective as of July 24, 2024, (ii) LTI target grant to $800,000, effective in 2025 and (iii) threshold, target and maximum annual bonus payout percentages to 75%, 100% and 125%, respectively.

Base Salary
Base salary compensates our executives for performing the day-to-day requirements of their positions and provides them with cash income and stability with respect to a portion of their total compensation. We believe that the level of a named executive officer’s base salary should reflect that named executive officer’s performance, experience, breadth of responsibilities, salaries for similar positions within our industry, and any other factors relevant to that particular position. The minimum base salary payable to each named executive officer is set by the terms of an employment agreement entered into with each named executive officer, the

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material terms of which are summarized in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements with Our Named Executive Officers” below. The compensation of each named executive officer is reviewed annually and is eligible for a discretionary annual merit increase. Base salaries may also be adjusted at other times to address competitive pressures or changes in job responsibilities. The following table reflects the base salaries of our named executive officers employed as of the end of 2024.
Name	Base Salary as of December 31, 2024
James M. Taylor Jr.	$1,100,000
Brian T. Finnegan	$650,000
Mark T. Horgan	$600,000
Steven F. Siegel	$500,000
Steven T. Gallagher	$475,000
Annual Bonus Plan
In order to motivate our named executive officers to achieve near-term performance goals by linking a significant portion of their cash compensation to realized performance, each named executive officer is eligible for annual cash incentive awards under the Annual Bonus Plan based on the achievement of corporate metric targets (75% of the bonus) and individual qualitative goals (25% of the bonus, 20% of which are ESG-focused goals), each set at the beginning of the fiscal year, with the threshold, target, and maximum payout amounts based on a percentage of the named executive officer’s base salary. Ms. Aman departed the Company in January 2024 and did not participate in the Annual Bonus Plan for 2024. The named executive officers’ threshold, target, and maximum payout amounts at the end of 2024 were as follows:
Name	Threshold	Target	Maximum
James M. Taylor Jr.	131.25%	175%	225%
Brian T. Finnegan	75%	100%	150%
Mark T. Horgan	75%	100%	150%
Steven F. Siegel	75%	100%	125%
Steven T. Gallagher	75%	100%	125%
In January 2024, the Compensation Committee determined that the two corporate metrics under the 2024 Annual Bonus Plan (75% of the bonus) would be SP NOI growth and Nareit FFO per share. SP NOI growth is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties that have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). SP NOI excludes lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market

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leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). Nareit FFO per share is defined as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect Nareit FFO on the same basis. In addition, when setting the metrics for Nareit FFO per share achievement under the 2024 Annual Bonus Plan, the Compensation Committee provided that maximum, target, and threshold performance levels approved in 2024 for Nareit FFO were to be adjusted to exclude litigation and other non-routine legal expenses, and loss on debt extinguishment of debt, net. For 2024, no adjustments to Nareit FFO were made for these expenses, as maximum performance was achieved notwithstanding these items.
The following table shows the weighting assigned to each of the named executive officers for each fiscal 2024 Annual Bonus Plan performance metric.
Name	SP NOI	Nareit FFO	Individual Goals*
James M. Taylor Jr.	37.5%	37.5%	25%
Brian T. Finnegan	37.5%	37.5%	25%
Mark T. Horgan	37.5%	37.5%	25%
Steven F. Siegel	37.5%	37.5%	25%
Steven T. Gallagher	37.5%	37.5%	25%
* 20% of Individual goals are ESG-focused goals, other than for Mr. Gallagher, who became a named executive officer in 2024 after ESG goals were set. Mr. Gallagher’s 2025 individual goals will include ESG-focused goals.
The table below sets forth the original threshold, target, and maximum corporate metrics established by the Compensation Committee in January 2024 for the 2024 Annual Bonus Plan:
Metric	2024 Threshold	2024 Target	2024 Maximum
SP NOI Growth	2.75%	3.25%	4.00%
Nareit FFO per share	$2.06	$2.09	$2.12
Individual Qualitative Accomplishments
Mr. Taylor’s accomplishments included:
•
Executing on succession planning with executive promotions

•
Delivering strong operating metrics, including record small shop occupancy, robust leasing productivity and spreads, and record annualized base rent (“ABR”) per square foot

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•
Commencing a record $63 million in ABR

•
Expanding the breadth of the tenant base, including increasing market share with grocers

•
Stabilizing $205 million of value-enhancing reinvestment projects, with $390 million of projects in the in process reinvestment pipeline

•
Acquiring $293 million of assets and generating $212 million of capital through property dispositions and $117 million through the Company’s at-the-market equity offering program

•
Ensuring ample financial capacity and flexibility, while decreasing debt to EBITDA to 5.7x and receiving a ratings upgrade from Moody’s Investor Services

•
Continuing proactive institutional investor outreach and delivering outperformance in total shareholder returns in the sector

•
Continuing property level sustainability improvements, including renewable energy projects and reductions in electrical consumption

•
Deploying the internal Disaster Assistance Recovery Team in response to two major natural disasters, with Company shopping centers the first to reopen for the communities impacted

Mr. Finnegan’s accomplishments included:
•
Commencing a record annual base rent while leading the execution of 5.4 million square feet of new and renewal leases with strong net effective rents and intrinsic lease terms

•
Driving total occupancy to a year-end record 95.2% and small shop occupancy to a record 91.1%

•
Achieving record high rent spreads on new and renewal leases of 22.5% and record high small shop new lease ABR of  $30.60 per square foot, a 5% increase year-over-year

•
Improving merchandising and the tenant credit profile, while attracting exciting new concepts to the portfolio

•
Enhancing Company partnerships with key retailers, resulting in increased engagement and leasing efficiencies

•
Stabilizing $205 million of reinvestment projects and executing key leases for future projects

•
Reducing maintenance capital expenditures for the second consecutive year without impacting property operations and aesthetics

•
Conducting a tenant survey and publishing sixth annual Corporate Responsibility Report

Mr. Horgan’s accomplishments included:
•
Leading the Company’s Investment Committee and ensuring the appropriateness of the Company’s broader capital allocation decisions, including reviewing redevelopments and property transactions

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•
Monitoring and evaluating the transactions market in order to quickly identify opportunities

•
Accelerating external growth with $293 million of acquisitions, further clustering the portfolio in attractive markets

•
Completing $212 million of dispositions, exiting non-core markets and low growth / high risk assets

•
Further incorporating resilience and community connectivity factors in acquisition and disposition underwriting

Mr. Siegel’s accomplishments included:
•
Directing the execution of 1,200 new and renewal lease agreements representing 5.4 million square feet

•
Reducing execution time frame for all leases by 15%

•
Overseeing diligence and documentation of capital recycling efforts, as well as monitoring legal aspects of reinvestment projects and capital markets transactions

•
Achieving green lease provisions in over 90% of new leases executed in 2024

•
Maintaining the Company’s corporate governance practices, resulting in continued third-party recognition

Mr. Gallagher’s accomplishments included:
•
Effectively transitioning to Executive Vice President, Chief Financial Officer and Treasurer role

•
Ensuring ample financial capacity and flexibility, while decreasing debt to EBITDA to 5.7x and receiving a ratings upgrade from Moody’s Investor Services

•
Issuing $800.0 million aggregate principal amount of Senior Notes and effectively managing cash position

•
Raising $117M through at-the-market equity offering program

•
Delivering progress on the Company’s long-term data integration and automation goals

•
Improving the Common Area Maintenance billing process

•
Implementing advanced capital expenditures review process for capital allocation decisions

•
Broadening the investor base with over 550 investor touchpoints

•
Improving utility data analysis and reporting and ESG data quality processes

Based on this assessment the Compensation Committee determined that each of Messrs. Taylor, Finnegan, Horgan, Siegel and. Gallagher achieved maximum performance with respect to their individual goals.

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Based on the assessments of the corporate metrics and the individual performance goals, the Compensation Committee approved the 2024 Annual Bonus Plan awards detailed in the following table:
Name	2024 Base Salary	Target Bonus as a Percentage of Base Salary	Target Bonus Potential	Actual 2024 Annual Bonus	Combined Achievement Factor as a Percentage of Target(1)
James M. Taylor Jr.	$1,100,000	175%	$1,925,000	$2,475,000	1.29%
Brian T. Finnegan(2)	$650,000	100%	$650,000	$953,938	1.47%
Mark T. Horgan	$600,000	100%	$600,000	$896,918	1.49%
Steven F. Siegel	$500,000	100%	$500,000	$622,432	1.24%
Steven T. Gallagher(2)	$475,000	100%	$475,000	$523,545	1.10%

(1)
Combined Achievement Factor as a Percentage of Target is calculated by dividing the Actual 2024 Annual Bonus by the Target Bonus Potential. In addition to the Actual 2024 Annual Bonus, each of Messrs. Finnegan, Horgan and Siegal received a special cash payment for additional services rendered during Mr. Taylor’s medical leave of absence. Such special cash payments were $200,000 for Mr. Finnegan and $100,000 for each of Messrs. Horgan and Siegel. The foregoing amounts are excluded from the above table.

(2)
With respect to each of Messrs. Finnegan and Gallagher, 2024 Base Salary and Target Bonus Potential are presented based on their respective Base Salary and Target Bonus as of December 31, 2024; however, each of Messrs. Finnegan’s and Gallagher’s Actual 2024 Annual Bonus was prorated based on the effective dates of their salary increases, and in the case of Mr. Gallagher, his bonus range increase. Accordingly, Combined Achievement Factor as a Percentage of Target reflects such reported amounts.

Long-Term Equity Compensation
The Company grants long-term incentive awards to align the Company’s executives with stockholder interests, support long-term value creation, and promote the retention and stability of our executive management team.
Under the current executive long-term incentive program, 60% of total equity awards received by the named executive officers are in the form of PRSUs with a three-year performance measurement period commencing at the beginning of the calendar year of grant (the “Performance Period”), based on relative total stockholder return (“TSR”) over such period. Performance over the Performance Period will be measured by the Compensation Committee after the completion of the Performance Period (the “Measurement Date”). Of the PRSUs that are earned, 50% will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.
The total number of PRSUs that can be earned is between 0% (for below threshold performance) and 200% (for maximum performance) of the target level, based on the Company’s TSR performance compared to the constituent companies in the FTSE Nareit Equity Shopping Centers Index. If the Company’s TSR during the measurement period is negative, the maximum number of PRSUs that may be earned (notwithstanding relative TSR achievement above the target level) is limited to the target level.

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The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the measurement period) are as follows:
Level of Achievement	Relative TSR Achieved	Percentage of Award Earned
Below Threshold	Below the 37.5th percentile	0%
Threshold	37.5th percentile	50%
Target	50th percentile	100%
Above Target	62.5th percentile	150%
Maximum	75th percentile	200%
To encourage retention, the remaining 40% of total equity awards received by the named executive officers are granted in the form of service-based restricted stock units (“Service RSUs”) that vest in three equal annual installments beginning on January 1 of the succeeding year. In order to incentivize and reward superior performance, the Service RSUs have an attached outperformance modifier, referred to as Outperformance RSUs that can increase the original Service RSU award based on the Company’s financial and operational outperformance over a specified measurement period. The number of Outperformance RSUs that may be earned is between 0.00 and 2.00 times the number of Service RSUs initially granted, based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles; provided, however, commencing with the awards granted in 2024, in no event shall the number of Outperformance RSUs earned exceed 1.00 times the number of Service RSUs if the number of PRSUs earned during the measurement period did not equal or exceed target level. The Outperformance RSUs are assessed based on a three-year performance measurement period commencing in the calendar year of grant (i.e., the same measurement period as the PRSUs granted in that year). To the extent earned and granted, 50% of the Outperformance RSUs will vest on the Measurement Date and 25% will vest on January 1 of each of the next two succeeding years.
In 2024, the Compensation Committee determined to grant the named executive officers the number of PRSUs and Service RSUs detailed below.
Named Executive Officer	Target PRSUs	Service RSUs
James M. Taylor Jr.	106,951	71,302
Brian T. Finnegan	46,791	31,194
Mark T. Horgan	34,759	23,173
Steven F. Siegel	24,063	16,043
Steven T. Gallagher	8,020	5,348
Any Outperformance RSUs earned with respect to the 2024 Service RSUs will be earned and granted following the end of the measurement period on December 31, 2026, as described above. In addition to the RSU grants set forth above, Mr. Gallagher also received a one-time restricted stock grant of 8,912 units for his service as Interim Chief Financial Officer and Treasurer, 2,970 of which vested on January 1, 2025, with 50% of the balance vesting on each of January 1, 2026, and January 1, 2027.
Forfeiture of PRSUs and Outperformance RSUs
In general, PRSUs are forfeited and Outperformance RSUs are not granted to the extent the applicable performance criteria are not achieved as of the end of the Performance Period or

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as of any termination of employment. Upon a qualifying termination (as defined in the award agreements), a portion of the PRSUs and Outperformance RSUs will be eligible to become earned in the case of PRSUs or earned and granted in the case of Outperformance RSUs, and vested, based on actual performance through the date of termination or good reason resignation and subject to proration based on the number of days during the applicable Performance Period that the executive was employed. The foregoing will also be applicable with respect to the PRSUs upon the executive’s retirement (as defined in the award agreements). Upon a change in control during any Performance Period, a portion of the PRSUs will become earned or Outperformance RSUs will be earned and granted based on actual performance through the date of the change in control. In addition, unvested Service RSUs are forfeited upon a voluntary termination of employment; however, upon a qualifying termination, all unvested Service RSUs will automatically and immediately vest as of the date of such qualifying termination.
Dividend Equivalents
Dividend equivalents will be paid currently on unvested Service RSUs. Dividend equivalents will accrue and be paid only on fully vested PRSUs at the time of vesting. Dividend equivalents will only be paid on Outperformance RSUs from and after the date they are fully vested.
2022 PRSU Awards Performance Determination
The performance criteria for the 2022 PRSU awards, which Performance Period began on January 1, 2022 and ended on December 31, 2024, was the percentile ranking of the Company’s TSR over the Performance Period relative to the TSR of the REITs included in the FTSE Nareit Equity Shopping Centers Index over the entirety of the Performance Period (the “Percentile Ranking”). The threshold, target, above target, and maximum performance levels of relative TSR (measured on a compounded annual basis over the Performance Period) for the 2022 PRSU awards are described in the second table above. For the three year period ended December 31, 2024, the Company’s absolute TSR was positive and the Company’s Percentile Ranking was 58.3%, which resulted in an award payout of 133.3% of target. Of the PRSUs that were earned, 50% vested on February 5, 2025, 25% will vest on January 1, 2026 and 25% will vest on January 1, 2027.
2022 Outperformance RSU Awards Performance Determination
The Performance Period for the 2022 Outperformance RSU awards began on January 1, 2022 and ended on December 31, 2024. The performance criteria was based on the achievement of specified SP NOI and Nareit FFO per share growth hurdles, which were considered at the time of grant not probable of being achieved. With respect to the SP NOI growth rate metric, for the three year period ended December 31, 2024, the Company achieved a compounded growth rate of 5.16%, which was above the maximum level of 4.5%, and thus awards with respect to this metric were earned at the maximum level. Of the OPRSUs that were earned, 50% vested on February 5, 2025, 25% will vest on January 1, 2026 and 25% will vest on January 1, 2027. With respect to the Nareit FFO per share growth metric, for the three-year period ended December 31, 2024, the Company failed to achieve threshold level, so no awards were earned with respect to this metric.
Other Employee Benefits and Perquisites
We provide our employees, including our named executive officers, with broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. These benefits include life and health benefits and vacation,

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holiday, and sick time. Our employees, including the named executive officers, are eligible to participate in a tax-qualified 401(k) plan. Employees may contribute to the 401(k) plan, on a pre-tax basis, between 0% and 50% of their annual pay, up to the maximum allowable amount permitted by the IRS, and we match 100% of the first 3% of the employee’s annual pay and an additional matched 50% of any employee contributions between 3% and 5% in order to encourage employee participation. Our employees, including our named executive officers, are able to receive supplemental long-term disability coverage, and medical and dental benefits. These employee benefits and perquisites are reflected in the “All Other Compensation” column of the “Summary Compensation Table” below and the accompanying footnote. The Board believes that providing modest perquisites is both customary among our peers and necessary for attracting and retaining talent.
Severance Benefits
The Board believes that severance arrangements are necessary to attract and retain the talent required for our long-term success, and views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives. Pursuant to the terms of their employment agreements, each of our named executive officers has severance protection in the case of specified qualifying termination events. The severance payments under these agreements are contingent upon the affected executive’s compliance with specified post-termination restrictive covenants. See “Potential Payments Upon Termination or Change in Control” for descriptions of payments to be made under these agreements.
COMPENSATION ACTIONS TAKEN DURING 2025
Base Salaries
The Compensation Committee determined that the base salaries of the following named executive officers for 2025 will increase as follows:
Named Executive Officer	2024 Base Salary	2025 Base Salary
James Taylor	$1,100,000	$1,200,000
Mark T. Horgan	$600,000	$625,000
Steven F. Siegel	$500,000	$550,000
Steven T. Gallagher	$475,000(1)	$525,000

(1)
Represents Mr. Gallagher’s base salary as of the end of 2024.

Annual Bonus
The Compensation Committee did not make any changes to bonus ranges or the structure of the Annual Bonus Program.
Equity-Based Awards
The Compensation Committee did not make any changes to the allocation of LTI awards between service-based vesting and performance-based vesting awards or to the performance metrics used, including for the outperformance modifier of service-based awards.
The Compensation Committee determined to increase the LTI target grant for each of Messrs. Finnegan, Horgan, and Gallagher from $1,750,000 to $1,900,000, from $1,300,000 to $1,500,000, and from $300,000 to $800,000, respectively.

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Other Actions
In February 2025, the Company entered into an amendment to Mr. Horgan’s employment agreement, which extended the term of Mr. Horgan’s employment from May 20, 2025 to May 19, 2028, increased his annual base salary, as reflected above, increased his LTI target grant, as reflected above, and reflected his current threshold, target, and maximum annual bonus payout percentages of 75%, 100% and 150%, respectively.

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EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides summary information concerning the compensation paid or accrued by us to or on behalf of our named executive officers for 2024, 2023, and 2022 for services rendered to us during those fiscal years.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
James M. Taylor Jr. Chief Executive Officer and Director	2024	1,100,000	—	4,213,899	—	2,475,000	—	39,733	7,828,632
	2023	1,100,000	—	4,401,670	—	2,433,750	—	36,114	7,971,534
	2022	1,088,077	—	4,724,860	—	2,442,254	—	33,401	8,288,592
Brian T. Finnegan President, Chief Operating Officer	2024	634,615	200,000	1,843,565	—	953,938	—	39,733	3,671,851
	2023	585,577	—	1,430,548	—	874,063	—	36,114	2,926,302
	2022	569,039	—	1,535,553	—	837,855	—	33,401	2,975,848
Mark T. Horgan Executive Vice President, Chief Investment Officer	2024	596,923	100,000	1,369,512	—	896,918	—	39,189	3,002,542
	2023	575,000	—	1,430,548	—	826,563	—	36,114	2,868,225
	2022	569,039	—	1,535,553	—	827,164	—	33,401	2,965,157
Steven F. Siegel Executive Vice President, General Counsel and Secretary	2024	496,923	100,000	948,105	—	622,432	—	30,433	2,197,893
	2023	475,000	—	990,354	—	590,782	—	27,324	2,083,460
	2022	472,019	—	1,063,067	—	572,907	—	24,977	2,132,970
Steven T. Gallagher Executive Vice President, Chief Financial Officer and Treasurer	2024	413,654	—	516,003	—	523,545	—	48,989	1,502,191
Angela M. Aman Former President, Chief Financial Officer and Treasurer	2024	62,500	—	—	—	—	—	20,095	82,595
	2023	610,577	—	1,760,657	—	895,935	—	27,190	3,294,359
	2022	594,039	—	1,889,915	—	886,187	—	25,163	3,395,304

(1)
Amount includes special cash payment of  $200,000 for Mr. Finnegan and $100,000 for Messrs. Horgan and Siegel for additional services provided during Mr. Taylor’s temporary medical leave.

(2)
Amounts reported in fiscal 2024 include the aggregate grant date fair value of the PRSUs and Service RSUs (including, as applicable, the attached Outperformance RSU modifier) granted to the named executive officer in 2024, each calculated in accordance with FASB ASC Topic 718. For PRSUs, the grant date fair value calculation in the table above is based on a Monte Carlo simulation model that assesses the probability of satisfying the market performance hurdles over the remainder of the performance period based on the Company’s historical common stock performance relative to the other companies within the FTSE Nareit Equity Shopping Centers Index as well as certain other assumptions. For Service RSUs, the grant date fair value calculation in the table above is based on the grant date stock price. More information on methodologies utilized for calculating the grant date fair value of the PRSUs and Service RSUs is found in Note 12 (Stock Based Compensation) to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2024. Assuming the maximum level of performance is achieved with respect to the Outperformance RSUs, the aggregate grant date fair value of the PRSUs, Service RSUs, and Outperformance RSUs granted to each named executive officer would be as follows: $7,016,068 for Mr. Taylor; $3,069,490 for Mr. Finnegan; $2,280,211 for Mr. Horgan; $1,578,595 for Mr. Siegel and $726,180 for Mr. Gallagher.

(3)
Amounts reported in fiscal 2024 reflect cash incentive awards earned by our named executive officers under the Annual Bonus Plan. These awards were based on pre-established, performance-based corporate financial

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metrics (75%) and individual goals (25%), the outcome of which was uncertain at the time the targets were established, and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” Additional information regarding the Annual Bonus Plan payments is described above under “—Compensation Discussion and Analysis—Compensation Elements—Annual Bonus Plan Compensation.”
(4)
We have no pension benefits, nonqualified defined contribution, or other nonqualified deferred compensation plans for executive officers.

(5)
All Other Compensation for 2024 for each named executive officer includes the following:

Name	Insurance Costs ($)(a)	Company Contribution to Defined Contribution Plans ($)(b)	Medical Screening Costs ($)(c)	Total ($)
James M. Taylor Jr.	27,658	12,075	—	39,733
Brian T. Finnegan	27,658	12,075	—	39,733
Mark T. Horgan	27,114	12,075	—	39,189
Steven F. Siegel	18,358	12,075	—	30,433
Steven T. Gallagher	27,581	12,075	9,333	48,989
Angela M. Aman	8,020	12,075	—	20,095

(a)
Represents employer-paid medical, dental, life, accidental death and dismemberment, and short and long-term disability insurance premiums.

(b)
Represents the employer’s 401(k) plan matching contributions.

(c)
Represents an employer-paid voluntary medical assessment.

FISCAL 2024 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides supplemental information relating to grants of plan-based awards in fiscal 2024 to help explain information provided above in our Summary Compensation Table.
Name	Grant Date	Award Type	Estimated Future Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James M. Taylor Jr.	—	Cash Incentive	1,443,750	1,925,000	2,475,000	—	—	—	—	—
	01/31/2024(2)	PRSUs	—	—	—	53,475	106,951	213,902	—	2,613,882
	01/31/2024(3)	Service RSUs	—	—	—	71,302	71,302	213,906	—	1,600,017
Brian T. Finnegan	—	Cash Incentive	487,500	650,000	975,000	—	—	—	—	—
	01/31/2024(2)	PRSUs	—	—	—	23,395	46,791	93,582	—	1,143,572
	01/31/2024(3)	Service RSUs	—	—	—	31,194	31,194	93,582	—	699,993
Mark T. Horgan	—	Cash Incentive	450,000	600,000	900,000	—	—	—	—	—
	01/31/2024(2)	PRSUs	—	—	—	17,379	34,759	69,518	—	849,510
	01/31/2024(3)	Service RSUs	—	—	—	23,173	23,173	69,519	—	520,002
Steven F. Siegel	—	Cash Incentive	375,000	500,000	625,000	—	—	—	—	—
	01/31/2024(2)	PRSUs	—	—	—	12,031	24,063	48,126	—	588,100
	01/31/2024(3)	Service RSUs	—	—	—	16,043	16,043	48,129	—	360,005
Steven T. Gallagher	—	Cash Incentive	356,250	475,000	593,750	—	—	—	—	—
	01/31/2024(2)	PRSUs	—	—	—	4,009	8,020	16,040	—	196,009
	01/31/2024(3)	Service RSUs	—	—	—	5,348	5,348	16,044	—	120,009
	01/31/2024(4)	Service RSUs	—	—	—	8,912	8,912	8,912	—	199,985

(1)
Reflects the possible payouts of cash incentive compensation under the Annual Bonus Plan. Amounts are based on individual bonus

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 66

ranges as a percentage of base salary for each executive. With respect to each of Messrs. Finnegan and Gallagher, threshold, target, and maximum amounts presented are based on salaries and bonus ranges as of December 31, 2024; however, actual amounts were prorated based on the effective dates of their salary increases and bonus range adjustments. The actual amounts paid to each named executive officer during 2024 are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above and the accompanying footnote.
(2)
Reflects PRSUs granted during 2024.

(3)
Amounts in the “Threshold” and “Target” columns reflect Service RSUs granted during 2024. Amounts in the “Maximum” column reflect the aggregate of the Service RSUs and Outperformance RSUs that may be granted with respect to each RSU award, assuming maximum outperformance based on SP NOI and Nareit FFO per share growth between January 1, 2024 and December 30, 2026. Assuming maximum outperformance on the relevant outperformance metrics, Messrs. Taylor, Finnegan, Horgan, Siegel and Gallagher will be entitled to be granted up to 142,604, 62,388, 46,346, 32,086 and 10,696, respectively, of Outperformance RSUs (which results in a maximum grant of 213,906, 93,582, 69,519, 48,129 and 16,044, respectively, total shares eligible to be received upon vesting assuming maximum performance with respect to the Outperformance RSUs and the underlying service based RSUs). For more information see “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”

(4)
In addition to his regular 2024 grant of Service RSUs, Mr. Gallagher also received a one-time restricted stock grant of 8,912 units for his service as Interim Chief Financial Officer and Treasurer, 2,970 of which vested on January 1, 2025, with 50% of the balance vesting each of January 1, 2026, and January 1, 2027.

(5)
Represents the grant date fair value (at target level) granted during 2024 calculated in accordance with FASB ASC Topic 718 and as described in footnote 1 to the “Summary Compensation Table.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
The principal terms of the employment agreements of each of our named executive officers are summarized below, except with respect to potential payments and other benefits upon specified terminations or a “change in control” (as defined in the employment agreements), which are summarized below under “Potential Payments Upon Termination or Change in Control.”
Employment Agreements with Our Named Executive Officers
The employment agreements with each of our named executive officers contain substantially similar terms. Under the employment agreements, each executive is eligible to receive a minimum base salary, as set forth in the applicable agreement, and an annual bonus based on the achievement of specified Company financial metrics and individual goals. If these goals are achieved, each executive may receive an annual cash bonus equal to a percentage of his or her base salary as provided below. Each executive officer is also entitled to participate in all employee benefit plans, programs, and arrangements made available to other executive officers generally.
Under the employment agreements, a “constructive termination” is deemed to occur upon specified events, subject, in each case, to specified notice and cure periods. Such specified events include a reduction in the executive’s annual salary or incentive compensation opportunities, a delay in the payment of the executive’s compensation or other material employee benefit, a material reduction in the executive’s authority or responsibilities, a specified relocation event or, in the case of Messrs. Finnegan and Siegel, the Company’s election not to renew the executive’s employment agreement.
Each of the employment agreements also contain restrictive covenants, including an indefinite covenant on confidentiality of information, and covenants related to non-competition and non-solicitation of our employees, customers, and affiliates at all times during the named executive officer’s employment, and for one or two years after specified terminations of the named executive officer’s employment (other than for cause).
Following are the material provisions of the employment agreements of our named executive officers.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 67

Taylor Employment Agreement
Mr. Taylor’s employment agreement provides that he is to serve as Chief Executive Officer. The employment agreement will expire on May 20, 2026 unless the Company and Mr. Taylor elect to extend or renew the term. Mr. Taylor’s employment agreement provides that the Company will pay Mr. Taylor a minimum annual base salary of  $1,000,000. Mr. Taylor is also eligible to receive an annual cash bonus of 131.25% of his annual base salary if threshold performance objectives are met; 175% of his annual base salary if target performance objectives are met; and 225% of his annual base salary if maximum performance objectives are met. Mr. Taylor’s minimum annual equity compensation may not be less than $4,000,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Finnegan Employment Agreement
In July 2024, the Company and Mr. Finnegan entered into an amended and restated employment agreement in connection with his promotion. Mr. Finnegan’s employment agreement, as amended and restated, provides that he is to serve as President, Chief Operating Officer. The employment agreement will expire on July 24, 2027. Mr. Finnegan’s employment agreement provides that the Company will pay Mr. Finnegan a minimum annual base salary of  $650,000. Mr. Finnegan is also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives are met; 100% of his annual base salary if target performance objectives are met; and 150% of his annual base salary if maximum performance objectives are met. Commencing with the 2025 annual equity awards, Mr. Finnegan’s minimum annual equity compensation may not be less than $1,800,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Horgan Employment Agreement
Mr. Horgan’s employment agreement, as amended, provides that he is to serve as Executive Vice President, Chief Investment Officer. The employment agreement will expire on March 19, 2028 unless the Company or Mr. Horgan elect to extend the term. Mr. Horgan’s employment agreement provides that the Company will pay Mr. Horgan a minimum annual base salary of $625,000. Mr. Horgan is also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives are met; 100% of his annual base salary if target performance objectives are met; and 150% of his annual base salary if maximum performance objectives are met. Mr. Horgan’s minimum annual equity compensation may not be less than $1,500,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Siegel Employment Agreement
Mr. Siegel’s employment agreement, as amended, provides that he is to serve as Executive Vice President, General Counsel and Secretary and is eligible to receive a minimum annual base salary of  $421,199. Mr. Siegel is also eligible to receive an annual cash bonus of 48.75% of his annual base salary if threshold performance objectives are met; 65% of his annual base salary if target performance objectives are met; and 85% of his annual base salary if maximum performance objectives are met. Mr. Siegel’s employment agreement extends automatically

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 68

for one-year periods unless either the Company or Mr. Siegel elects not to extend the term. For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
Gallagher Employment Agreement
Mr. Gallagher’s employment agreement provides that he is to serve as Executive Vice President, Chief Financial Officer and Treasurer. The employment agreement will expire on July 24, 2027. Mr. Gallagher’s employment agreement provides that the Company pay Mr. Gallagher a minimum annual base salary of  $475,000. Mr. Gallagher was also eligible to receive an annual cash bonus of 75% of his annual base salary if threshold performance objectives were met; 100% of his annual base salary if target performance objectives were met; and 125% of his annual base salary if maximum performance objectives were met. Commencing with the 2025 annual equity award, Mr. Gallagher’s minimum annual equity compensation may not be less than $800,000 at target level (excluding any outperformance modifier). For information about the actual base salary paid and bonus range applicable in 2024, see “Compensation Discussion and Analysis—Compensation Elements” and “—Summary Compensation Table” above.
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END
The following table provides information regarding outstanding awards made to our named executive officers as of December 31, 2024.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James M. Taylor Jr.	21,223(2)	590,848	127,304(9)	3,544,143
	—	—	63,668(10)	1,772,517
	45,084(3)	1,255,139	202,872(11)	5,647,956
	—	—	33,811(12)	941,298
	71,302(4)	1,985,048	213,902(13)	5,955,032
	—	—	35,648(14)	992,440
	45,824(5)	1,275,740	—	—
	3,819(6)	106,321	—	—
	103,728(7)	2,887,788	—	—
	111,720(8)	3,110,285	—	—
Brian T. Finnegan	6,898(2)	192,040	41,373(9)	1,151,824
	—	—	20,692(10)	576,065
	14,652(3)	407,912	65,934(11)	1,835,603
	—	—	10,987(12)	305,878
	31,194(4)	868,441	93,582(13)	2,605,323
	—	—	15,595(14)	434,165
	15,274(5)	425,228	—	—
	1,273(6)	35,440	—	—
	26,066(7)	725,677	—	—
	28,076(8)	781,636	—	—

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 69

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mark T. Horgan	6,898(2)	192,040	41,373(9)	1,151,824
	—	—	20,692(10)	576,065
	14,652(3)	407,912	65,934(11)	1,835,603
	—	—	10,987(12)	305,878
	23,173(4)	645,136	69,518(13)	1,935,381
	—	—	11,584(14)	322,499
	16,038(5)	446,498	—	—
	1,336(6)	37,194	—	—
	27,896(7)	776,625	—	—
	30,048(8)	836,536	—	—
Steven F. Siegel	4,776(2)	132,964	28,640(9)	797,338
	—	—	14,326(10)	398,836
	10,144(3)	282,409	45,644(11)	1,270,729
	—	—	7,608(12)	211,807
	16,043(4)	446,637	48,126(13)	1,339,828
	—	—	8,020(14)	223,277
	13,366(5)	372,109	—	—
	1,114(6)	31,014	—	—
	23,266(7)	647,725	—	—
	25,060(8)	697,670	—	—
Steven T. Gallagher	1,194(2)	33,241	7,159(9)	199,307
	—	—	3,582(10)	99,723
	2,818(3)	78,453	12,678(11)	352,956
	—	—	2,112(12)	58,798
	5,348(4)	148,888	16,040(13)	446,554
	—	—	2,672(14)	74,388
	—	—	—	—
	—	—	—	—
	4,848(7)	134,968	—	—
	5,224(8)	145,436	—	—
	8,912(15)	248,110	—	—

(1)
Amounts reported are based on the closing market price of our common stock on December 31, 2024.

(2)
Reflects Service RSUs granted in 2022, which vested on January 1, 2025.

(3)
Reflects Service RSUs granted in 2023, 50% of which vested on January 1, 2025 and 50% of which will vest on January 1, 2026.

(4)
Reflects Service RSUs granted in 2024, 33% of which vested on January 1, 2025, and 33% of which will vest on January 1, 2026 and 33% of which will vest on January 1, 2027.

(5)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2022, which vested on January 1, 2025.

(6)
Reflects Outperformance RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2022 and which vested on January 1, 2025.

(7)
Reflects RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2023, 50% of which vested on January 1, 2025 and the remaining 50% of which will vest on January 1, 2026.

(8)
Reflects Outperformance RSUs that have been earned based on performance for the three-year performance period ended on December 31, 2023, 50% of which vested on January 1, 2025 and the remaining 50% of which will vest on January 1, 2026.

(9)
Reflects PRSUs that have been earned between target and above target levels with respect to the three-year performance period ended December 31, 2024, 50% of which vested on February 5, 2025, 25% of which will vest on January 1, 2026 and 25% of which will vest on January 1, 2027.

(10)
Reflects Outperformance RSUs that have been earned at target level with respect to the three-year performance period ended December 31, 2024, 50% of which vested on February 5, 2025, 25% of which will vest on January 1, 2026 and 25% of which will vest on January 1, 2027.

(11)
As results to date indicate performance between above target and maximum levels, reflects PRSUs at maximum level with respect to the performance period beginning on January 1, 2023 and ending on December 31, 2025. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 70

performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2025, 25% will vest on January 1, 2027, and 25% will vest on January 1, 2028.
(12)
As results to date indicate performance below threshold level, reflects Outperformance RSUs at threshold level eligible to be granted in 2026 with respect to the performance period beginning on January 1, 2023 and ending on December 31, 2025. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be earned and granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2025, 25% will vest on January 1, 2027, and 25% will vest on January 1, 2028.

(13)
As results to date indicate performance at maximum level, reflects PRSUs at maximum level with respect to the performance period beginning on January 1, 2024 and ending on December 31, 2026. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation,” PRSUs will vest, if at all, based on the achievement of the performance criteria with respect to such performance period, and then, for units earned, 50% will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the three-year performance period after December 31, 2026, 25% will vest on January 1, 2028, and 25% will vest on January 1, 2029.

(14)
As results to date indicate performance below threshold levels, reflects Outperformance RSUs at threshold level eligible to be granted in 2027 with respect to the performance period beginning on January 1, 2024 and ending on December 31, 2026. As more fully described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation”, Outperformance RSUs may be granted based on achievement of SP NOI and Nareit FFO per share growth during the performance period. To the extent granted, 50% of Outperformance RSUs will vest on the date the Compensation Committee confirms achievement of the performance metrics with respect to the performance period after December 31, 2026, 25% will vest on January 1, 2028, and 25% will vest on January 1, 2029.

(15)
Reflects Service RSUs granted in 2024, 33% of which vested on January 31, 2025, and 33% of which will vest on January 31, 2026 and 33% of which will vest on January 31, 2027.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2024
The following table provides information regarding the amounts received by our named executive officers upon the vesting of stock or similar instruments during our most recent fiscal year. We do not have any outstanding options.
Name	Number of Shares Acquired on Vesting (#)(1)	Value Received on Vesting ($)(1)(2)
James M. Taylor Jr.	397,576	9,072,777
Brian T. Finnegan	111,429	2,548,019
Mark T. Horgan	117,578	2,687,946
Steven F. Siegel	95,162	2,174,313
Steven T. Gallagher	17,392	396,359
Angela M. Aman	126,482	2,892,359

(1)
Reflects the vesting of  (i) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2021 (“RSU 1”), (ii) Service RSUs granted pursuant to the 2013 Omnibus Incentive Plan in 2022 (“RSU 2”), (iii) Service RSUs granted pursuant to the 2022 Omnibus Incentive Plan in 2023 (“RSU 3”), (iv) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2019 and ending on December 31, 2021 (“RSU 4”), (v) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2020 and ending on December 31, 2022 (“RSU 5”), (vi) OPRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2020 and ending on December 31, 2022 (“RSU 6”), (vii) PRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2021 and ending on December 31, 2023 (“RSU 7”) and (viii) OPRSUs granted pursuant to the 2013 Omnibus Incentive Plan in respect of the performance period beginning on January 1, 2021 and ending on December 31, 2023 (“RSU 8”), in each case, as further described below. The terms of the RSUs are described above under “—Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Compensation.”

(2)
Value received on vesting is based on the closing price of our common stock on the applicable vesting date.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 71

Name	Award	Number of Vested Shares of Brixmor Property Group Inc. Common Stock (#)	Vesting Date	Value Received on Vesting ($)
James M. Taylor Jr.	RSU 1	37,239	1/1/2024	866,552
	RSU 2	21,223	1/1/2024	493,859
	RSU 3	22,541	1/1/2024	524,529
	RSU 4	51,488	1/1/2024	1,198,126
	RSU 5	45,824	1/1/2024	1,066,324
	RSU 6	3,819	1/1/2024	88,868
	RSU 7	103,728	1/31/2024	2,327,656
	RSU 8	111,714	1/31/2024	2,506,863
Brian T. Finnegan	RSU 1	9,358	1/1/2024	217,761
	RSU 2	6,898	1/1/2024	160,516
	RSU 3	7,326	1/1/2024	170,476
	RSU 4	17,162	1/1/2024	399,360
	RSU 5	15,274	1/1/2024	355,426
	RSU 6	1,273	1/1/2024	29,623
	RSU 7	26,066	1/31/2024	584,921
	RSU 8	28,072	1/31/2024	629,936
Mark T. Horgan	RSU 1	10,016	1/1/2024	233,072
	RSU 2	6,898	1/1/2024	160,516
	RSU 3	7,326	1/1/2024	170,476
	RSU 4	18,020	1/1/2024	419,325
	RSU 5	16,038	1/1/2024	373,204
	RSU 6	1,336	1/1/2024	31,089
	RSU 7	27,898	1/31/2024	626,031
	RSU 8	30,046	1/31/2024	674,233
Steven F. Siegel	RSU 1	8,353	1/1/2024	194,374
	RSU 2	4,776	1/1/2024	111,138
	RSU 3	5,072	1/1/2024	118,025
	RSU 4	14,160	1/1/2024	329,503
	RSU 5	13,366	1/1/2024	311,027
	RSU 6	1,114	1/1/2024	25,923
	RSU 7	23,265	1/31/2024	522,067
	RSU 8	25,056	1/31/2024	562,256
Steven T. Gallagher	RSU 1	1,741	1/1/2024	40,513
	RSU 2	1,194	1/1/2024	27,784
	RSU 3	1,409	1/1/2024	32,787
	RSU 4	—	—	—
	RSU 5	2,985	1/1/2024	69,461
	RSU 6	—	—	—
	RSU 7	4,845	1/31/2024	108,722
	RSU 8	5,218	1/31/2024	117,092
Angela M. Aman	RSU 1	10,596	1/1/2024	246,569
	RSU 2	8,490	1/1/2024	197,562
	RSU 3	9,016	1/1/2024	209,802
	RSU 4	18,880	1/1/2024	439,338
	RSU 5	16,802	1/1/2024	390,983
	RSU 6	1,400	1/1/2024	32,578
	RSU 7	29,512	1/31/2024	662,249
	RSU 8	31,786	1/31/2024	713,277

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 72

PENSION BENEFITS FOR FISCAL 2024
We have no pension benefits for our executive officers.
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2024
We have no nonqualified defined contribution or other nonqualified compensation plans for our executive officers.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table describes the potential payments and benefits that would have been payable to our current named executive officers under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a change in control (“CIC”) occurred, in each case, on December 31, 2024, the last business day of the 2024 fiscal year. The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the named executive officers. These include distributions of plan balances under our 401(k) savings plan and similar items.*
*
As discussed above, Ms. Aman resigned as the Company’s President, Chief Financial Officer and Treasurer, effective January 19, 2024. Under the terms of Ms. Aman’s employment agreement, she received no compensation in connection with her termination other than as described in the Summary Compensation Table on page 65.

Name	Cash Incentive ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Equity ($)(3)(4)	Total ($)
James M. Taylor Jr.
Qualifying Termination, no CIC(5)	9,551,004	47,207	23,235,818	32,834,029
Qualifying Termination, CIC(5)	9,551,004	47,207	30,064,555	39,662,766
CIC without Termination	—	—	30,064,555	30,064,555
Qualifying Retirement(6)	—	—	22,277,596	22,277,596
Death or Disability	1,925,000	—	23,235,818	25,160,818
Brian T. Finnegan
Qualifying Termination, no CIC(5)	3,661,918	32,199	7,604,837	11,298,954
Qualifying Termination, CIC(5)	3,661,918	32,199	10,345,233	14,039,350
CIC without Termination	—	—	10,345,233	10,345,233
Qualifying Retirement(6)	—	—	—	—
Death or Disability	650,000	—	7,604,837	8,254,837
Mark T. Horgan
Qualifying Termination, no CIC(5)	3,453,727	48,298	7,249,893	10,751,918
Qualifying Termination, CIC(5)	3,453,727	48,298	9,469,191	12,971,216
CIC without Termination	—	—	9,469,191	9,469,191
Qualifying Retirement(6)	—	—	—	—
Death or Disability	600,000	—	7,249,893	7,849,893
Steven F. Siegel
Qualifying Termination, no CIC(5)	2,663,689	25,665	5,315,943	8,005,297
Qualifying Termination, CIC(5)	2,663,689	25,655	6,852,343	9,541,687
CIC without Termination	—	—	6,852,343	6,852,343
Qualifying Retirement(6)	—	—	5,100,335	5,100,335
Death or Disability	500,000	—	5,315,943	5,815,943

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 73

Name	Cash Incentive ($)(1)	Continuation of Health Benefits ($)(2)	Value of Accelerated Equity ($)(3)(4)	Total ($)
Steven T. Gallagher
Qualifying Termination, no CIC(5)	1,908,000	32,199	1,536,231	3,476,430
Qualifying Termination, CIC(5)	1,908,000	32,199	2,020,822	3,961,021
CIC without Termination	—	—	2,020,822	2,020,822
Qualifying Retirement(6)	—	—	—	—
Death or Disability	475,000	—	1,536,231	2,011,231

(1)
Under their employment agreements, each of Messrs. Taylor, Finnegan, Horgan, Siegel and Gallagher is entitled to receive a cash severance amount that consists of an annual bonus in an amount equal to his target bonus, prorated based on the number of days during the fiscal year that such executive was employed prior to the termination date, plus in the case of a Qualifying Termination, an amount equal to the sum of  (x) 250% of base salary for Mr. Taylor or 200% of base salary for the other named executive officers, and (y) the sum of such executive’s annual bonuses payable (if any) in respect of the two fiscal years immediately prior to the termination date. The named executive officers receive no cash severance in the case of a change in control without termination.

(2)
Reflects the cost of providing the executive officer with a continuation of medical, dental, and vision insurance under COBRA for a period of twelve months (for Messrs. Finnegan, Siegel and Gallagher) or eighteen months (for Messrs. Taylor and Horgan) following the date of termination.

(3)
If a named executive officer were terminated as a result of a Qualifying Termination or a CIC, or in the event of the named executive officer’s death or Disability (as that term is defined in the Company’s 2022 Omnibus Incentive Plan), such individual would receive all of the Service RSUs, all previously measured but unvested PRSUs granted in 2020 and 2021 and all previously granted (earned) but unvested Outperformance RSUs with respect to grants made in 2020 and 2021. With respect to the PRSUs granted in 2022, 2023 and 2024, such named executive officer would be entitled to receive a number of PRSUs determined based on actual performance through the termination date, and, in the case of a Qualifying Termination (but not in the case of a CIC), prorated for the performance period through December 31, 2024. With respect to the Outperformance RSUs granted in 2022, 2023 and 2024, such named executive officer would be eligible to be granted a portion of the Outperformance RSUs based on actual performance through the termination date and, in the case of a Qualifying Termination (but not in the case of a CIC), prorated for the performance period through December 31, 2024. The values set forth herein are based on the actual measurements for the grants made in 2022 and interim measurements of the PRSUs and OPRSUs granted in 2023 and 2024, in each case, through December 31, 2024 as disclosed in the Outstanding Equity Awards at 2024 Fiscal Year End table on pages 69 to 71. In addition to the amounts reported in the table above, the named executive officer would also be entitled to receive cash in the amount of any dividend equivalents payable through December 31, 2024 on any PRSUs (which amounts are not included herein).

(4)
In the event of a named executive officer retirement that is a Qualifying Retirement, such individual would receive (i) all of the Service RSUs granted in 2022, 2023 and 2024, (ii) all previously measured but unvested PRSUs granted in 2021 and 2022, (iii) a portion of the PRSUs granted in 2022, 2023 and 2024 based on actual performance through the retirement date, prorated for the performance period through December 31, 2024 and (iv) all previously granted (earned) but unvested Outperformance RSUs with respect to grants made in 2020 and 2021. With respect to clause (iii) above, the values set forth herein are based on the actual measurements for the grants made in 2022 and interim measurements for the grants made in 2023 and 2024, in each case through December 31, 2024 as disclosed in the Outstanding Equity Awards at 2024 Fiscal Year End table on pages 69 to 71. All unearned Outperformance RSUs would be forfeited. In addition to the amounts reported in the table above, the named executive officer would also be entitled to receive cash in the amount of any dividend equivalents payable through December 31, 2024 on any PRSUs (which amounts are not included herein).

(5)
“Qualifying Termination” means a termination of the individual’s employment (x) by the Company without “Cause” (as that term is defined in the Company’s 2022 Omnibus Incentive Plan), or (y) if the individual’s written employment agreement with the Company (or any affiliate) includes a definition of  “good reason” or “constructive termination,” by the individual for “good reason” or in the event of a “constructive termination” (as defined in such written employment agreement).

(6)
“Qualifying Retirement” means a termination of the individual’s employment without Cause, and without contemplated or actual acceptance of employment with another person, following the date on which (i) the sum of the following equals or exceeds 65 years: (A) the number of years of employment with the Company and any predecessor company, and (B) the individual’s age on the termination date, (ii) the individual has attained the age of 55 years old, and (iii) the number of years of the individual’s employment with the Company and any predecessor company is at least five. Amounts are included for persons that satisfy these conditions as of December 31, 2024.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 74

COMPENSATION OF DIRECTORS
Our non-employee directors were compensated for their services as directors in 2024, and received annual fees as follows:
•
$60,000 in cash, paid quarterly in arrears;

•
$120,000 of restricted stock (or $175,000 in the case of the Chair of the Board), which vests on the anniversary of the grant date;

•
$17,500 in cash fees for service on the Audit Committee (or $35,000 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Nominating and Corporate Governance Committee (or $17,500 in cash for service as chair of the committee);

•
$12,500 in cash fees for service on the Compensation Committee (or $25,000 in cash for service as chair of the committee); and

•
$10,000 in cash fees for service on an ad hoc investment committee (or $15,000 in cash for service as chair of the committee).

The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2024. Mr. Taylor, our Chief Executive Officer, did not receive any compensation for his service as a director.
Name	Fees Earned or Paid in Cash ($)(a)	Equity Awards ($)(b)	Option Awards ($)(b)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Berman	90,000	120,000	—	—	—	—	210,000
Julie Bowerman	77,500	120,000	—	—	—	—	197,500
Sheryl M. Crosland	87,500	175,000	—	—	—	—	262,500
Thomas W. Dickson	82,500	120,000	—	—	—	—	202,500
Daniel B. Hurwitz	87,500	120,000	—	—	—	—	207,500
William D. Rahm	97,500	120,000	—	—	—	—	217,500
Sandra A.J. Lawrence	95,000	120,000	—	—	—	—	215,000
JP Suarez	77,500	120,000	—	—	—	—	197,500

(a)
Includes annual retainer and cash fees for committee service. Mr. Hurwitz (as chair), Ms. Crosland and Mr. Dickson are current members of the ad hoc investment committee of the Board, which considers for approval individual transactions with a value between $50,000,000 and $150,000,000 (or $200,000,000 for transactions that involve multiple assets in a related transaction).

(b)
Equity Awards represent the grant date fair value for the shares of restricted stock granted on April 25, 2024 calculated in accordance with FASB ASC Topic 718.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 75

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The current members of the Compensation Committee are Messrs. Dickson, Hurwitz, and Rahm. None of these directors was, during the fiscal year, an officer or employee of the Company. No executive officer of the Company served as a member of the Compensation Committee (or other Board Committee performing equivalent functions or, in the absence of any such Committee, the entire Board of Directors) or as a director of another entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 76

>	PAY RATIO
Presented below is the ratio of annual total compensation of our Chief Executive Officer (“CEO”) to the annual total compensation of our median employee (excluding our CEO). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.
In identifying our median employee in 2024, we calculated the annual total compensation of each employee for the twelve-month period that ended on December 31, 2024. Total compensation for these purposes included base salary, bonus, and equity awards, as applicable, and was calculated using internal payroll records. We selected the median employee based on the 453 full-time and 1 part-time who were employed as of December 31, 2024. We have no non-U.S. employees. The average tenure of our employees as of such date was 7.3 years.
The 2024 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $7,828,633. The 2024 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $131,516. The ratio of our CEO’s annual total compensation to our median employee’s total compensation for fiscal year 2024 is 60 to 1.
BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 77

>	PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE TABLES
The disclosure included in this section is prescribed by SEC rules. For a detailed discussion on the design of our executive compensation program, including how we align Company pay to Company performance, see “Compensation Discussion and Analysis” beginning on page 47. The Compensation Committee did not consider the pay versus performance data presented below in making its pay decisions for any of the years shown.
The following table sets forth information concerning the compensation of our Chief Executive Officer (“CEO”) and to our other named executive officers compared to Company performance for the years ended December 31, 2024, 2023, 2022, 2021 and 2020.
	Pay vs Performance Table
Year	Summary Compensation Table Total Pay for CEO(1)(2)	CAP to CEO(3)	Average Summary Compensation Table Total Pay for other NEOs(1)(2)	Average CAP to other NEOs(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income(5)	Nareit FFO Per Diluted Share
					TSR(4)	Peer Group TSR(4)
2024	$7,828,632	$16,132,481	$2,593,028	$4,571,705	$161.90	$136.97	$339,274	$2.13
2023	7,971,534	6,290,205	2,793,088	2,342,056	129.33	117.03	305,087	2.04
2022	8,288,592	12,188,182	2,867,320	3,908,786	120.07	104.46	354,193	1.95
2021	8,359,959	20,628,728	2,481,650	6,116,075	128.91	119.43	270,187	1.75
2020	5,093,326	2,158,553	1,882,520	915,570	80.45	72.36	121,173	1.47

(1)
For 2024, the CEO was James M. Taylor, Jr. and the other NEOs were Brian T. Finnegan, Mark T. Horgan, Steven F. Siegel and Steven T. Gallagher. For each 2020 to 2023, the CEO was James M. Taylor, Jr. and the other NEOs were Brian T. Finnegan, Mark T. Horgan, Steven F. Siegel and Angela M. Aman.

(2)
The values reflected in this column represent the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 65. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 78

	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (CEO)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2024	$7,828,632	$4,213,899	$6,126,190	$5,739,793	$(148,375)	$800,140	$16,132,481
2023	7,971,534	4,401,670	3,454,257	(1,597,500)	98,294	765,290	6,290,205
2022	8,288,592	4,724,860	4,827,817	3,123,784	(28,833)	701,683	12,188,182
2021	8,359,959	5,114,953	10,805,253	5,970,453	78,508	529,508	20,628,728
2020	5,093,326	2,945,001	3,076,057	(3,234,097)	(101,676)	269,943	2,158,553
	Reconciliation of Summary Compensation Total vs Compensation Actually Paid (other NEOs)
	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards as of 12/31	Plus Annual Change in Value of Prior Year Awards that Remain Unvested	Plus Change in Value of Prior Year Awards that Vest During Year	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP
2024	$2,593,028	$1,169,296	$1,689,270	$1,306,463	$(29,350)	$181,590	$4,571,705
2023	2,793,088	1,403,027	1,101,041	(423,096)	32,968	241,082	2,342,056
2022	2,867,320	1,506,022	1,538,830	803,999	(9,551)	214,211	3,908,786
2021	2,481,650	1,315,915	2,779,855	1,939,412	51,365	179,710	6,116,075
2020	1,882,520	987,797	1,031,752	(1,026,677)	(86,532)	102,303	915,570

(4)
Reflects the cumulative TSR of the Company and the FTSE Nareit Equity Shopping Centers Index for the year ended December 31, 2020, the two-years ended December 31, 2021, the three years ended December 31, 2022, the four years ended December 31, 2023 and the five years ended December 31, 2024, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.

(5)
Amounts in thousands.

SEC CAP COMPARED TO REALIZED PAY
The SEC-defined CAP data set forth in the table above does not reflect amounts actually realized by our named executive officers. A significant portion of the CAP amounts shown relate to changes in the values of unearned and/or unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. Specifically, as described in detail in the “Compensation Discussion and Analysis” section above, our performance equity awards are subject to multi-year performance conditions tied to relative and absolute TSR and are further subject to time-based vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
The following table illustrates the significant difference between SEC-defined CAP and the pay actually realized by our named executive officers in a given year. Realized pay as set forth in this table is the aggregate value of cash compensation paid (computed consistently with

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 79

SCT Total Compensation and CAP), the value of dividends and dividend equivalents paid on unvested equity awards (computed consistently with CAP), and the fair value at vesting date of stock awards that fully vest in the reporting year.
	Realized Pay vs Compensation Actually Paid
	CEO SCT Total Compensation	CEO Realized Pay	CEO CAP	Average Other NEO SCT Total Compensation	Average Realized Pay for Other NEOs	Average CAP for Other NEOs
2024	$7,828,632	$13,487,650	$16,132,481	$2,593,028	$3,556,982	$4,571,705
2023	7,971,534	10,928,222	6,290,205	2,793,088	3,709,937	2,342,056
2022	8,288,592	10,999,707	12,188,182	2,867,320	3,654,120	3,908,786
2021	8,359,959	7,297,358	20,628,728	2,481,650	2,521,634	6,116,075
2020	5,093,326	4,778,858	2,158,553	1,882,520	1,755,894	915,570
RELATIONSHIP OF SEC CAP TO PERFORMANCE
The following graphs illustrate the relationship during 2020-2024 of the CAP to our CEO and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the FTSE Nareit Equity Shopping Centers Index, (ii) our GAAP net income, and (iii) our Nareit FFO (in each case as set forth in the table above).

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 80

COMPARISION OF FOUR YEAR COMPENSATION ACTUALLY PAID AND GAAP NET INCOME
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
12/19
12/20
12/21
12/22
12/23
12/24
CEO CAP
Other NEOs CAP (Average)
GAAP Net Income (in thousands)

COMPARISION OF FIVE YEAR COMPENSATION ACTUALLY PAID AND NAREIT FFO PER SHARE
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$2.25
$2.15
$2.05
$1.95
$1.85
$1.75
$1.65
$1.55
$1.45
$1.35
$1.25
12/20
12/21
12/22
12/23
12/24
CEO CAP
Other NEOs CAP (Average)
Nareit FFO Per Share

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 81

FINANCIAL PERFORMANCE MEASURES
The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our named executive officers is described above in the section “—Company Performance Versus Metrics for Annual Bonus Program.”
Significant Financial Performance Measures
Nareit FFO Per Diluted Share
Same Property Net Operating Income Growth
Relative TSR (against the FTSE Nareit Equity Shopping Centers Index)

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 82

>	OWNERSHIP OF SECURITIES
The following table and accompanying footnotes set forth information regarding the beneficial ownership of outstanding Brixmor common stock as of February 14, 2025 by: (1) each of the named executive officers; (2) each of our directors; and (3) all of our directors and executive officers, as a group, and as of the most recent practicable date in the case of each person known to us to beneficially own more than 5% of the outstanding voting securities of Brixmor Property Group Inc.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise set forth below, the address of each beneficial owner is c/o Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of All Shares of Common Stock(1)
Principal Stockholders
The Vanguard Group(2)	45,497,291	14.9%
Blackrock, Inc.(3)	36,913,850	12.1%
State Street Corporation(4)	16,920,801	5.5%

Directors, Director Nominees and Named Executive Officers:
James M. Taylor Jr.	1,016,570	*
Michael Berman	36,068	*
Julie Bowerman	31,068	*
Sheryl M. Crosland(5)	50,381	*
Thomas W. Dickson	51,068	*
Daniel B. Hurwitz	37,875	*
Sandra A.J. Lawrence	16,068	*
William D. Rahm	56,068	*
JP Suarez	7,728	*
Steven T. Gallagher	48,578	*
Mark T. Horgan	347,857	*
Brian T. Finnegan	245,749	*
Steven F. Siegel	352,657	*
Directors and Executive Officers as a Group (13 persons)	2,297,735	*
*Less than 1%.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 83

(1)
Based on 306,040,394 shares of our common stock outstanding as of February 14, 2025.

(2)
Based solely on a Schedule 13G filed with the SEC on February 13, 2024. The Vanguard Group has sole voting power with respect to 0 shares, shared voting power with respect to 355,743 shares, sole dispositive power with respect to 44,828,616 shares and shared dispositive power with respect to 668,675 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based solely on a Schedule 13G filed with the SEC on January 23, 2024. Blackrock, Inc. has sole voting power with respect to 34,214,086 shares and sole dispositive power with respect to 36,913,850 shares. Blackrock, Inc. has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; and BlackRock Fund Managers Ltd. The address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)
Based solely on a Schedule 13G filed with the SEC on January 30, 2024. State Street Corporation does not have sole voting or sole dispositive power with respect any shares. State Street Corporation has indicated that it filed the Schedule 13G on behalf of the following subsidiaries: SSGA Funds Management, Inc.; State Street Global Advisors Europe Limited; State Street Global Advisors Limited; State Street Global Advisors Trust Company; State Street Global Advisors, Australia, Limited; State Street Global Advisors (Japan) Co., Ltd.; State Street Global Advisors Asia Limited; and State Street Global Advisors, Ltd. The address of State Street Corporation is State Street Financial Center, One Congress Street, Suite 1, Boston, MA, 02114.

(5)
Includes 4,090 shares held by husband.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 84

>	RELATED PERSON TRANSACTIONS
REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly held common stock that is listed on the NYSE. Under the policy, a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Board of Directors. No related person transaction will be executed without the approval or ratification of our Board of Directors or a duly authorized committee of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our categorical independence standards included in our Corporate Governance Guidelines and the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.
RELATED PERSON TRANSACTIONS
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Maryland law and our charter against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Except as set forth above, since January 1, 2024, there have been no related person transactions with any director or executive officer of the Company or any other related person, as defined in Rule 404 under Regulation S-K promulgated under the Securities Act of 1933, as amended, and none are proposed.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 85

>	EQUITY COMPENSATION TABLE
The following table sets forth information regarding outstanding shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2024.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	1,897,169	—	7,276,980
Equity compensation plan not approved by security holders	—	—	—
Total	1,897,169	—	7,276,980

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 86

>	STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2026 Annual Meeting of Stockholders, the proposal must be mailed to our Secretary, Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017 in accordance with the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) or the advance notice provisions of our Bylaws. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2026 Annual Meeting proxy statement and form of proxy to be made available in 2026, the proposal must be received by our Corporate Secretary on or before November 12, 2025. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
Our bylaws currently provide that, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company, and, in the case of business other than nominations of persons for election to the Board, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) day nor later than the close of business (EDT) on the one hundred twentieth (120th) day prior to the first anniversary of the date the company’s proxy statement is released to stockholders determined in accordance with Rule 14a-8 promulgated under the Exchange Act, for the preceding year’s annual meeting, or no earlier than October 13, 2025 or later than November 12, 2025; provided, however, that if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary date of the preceding year’s annual meeting, in order for the notice to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than the close of business (EDT) on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least one hundred thirty (130) days prior to the first anniversary of the date the company’s proxy statement is released to stockholders for the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of the Company at the principal executive offices of the Company not later than 5:00 p.m. (EDT) on the tenth (10th) day following the day on which such public announcement is first made by the Company.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

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>	PROXY ACCESS NOMINEES
Our bylaws provide that a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors on the Board or two directors, provided that the stockholder(s) and the nominees satisfy the eligibility requirements in our bylaws. If you wish to nominate any person for election to our Board at the 2026 Annual Meeting under the proxy access provision of our Bylaws, your nomination notice must be submitted to the Corporate Secretary between the close of business on October 13, 2025, and the close of business on November 12, 2025, unless the date of the 2026 proxy statement is moved by more than 30 days before or after the anniversary of the date of this proxy statement, in which case the nomination must be received no earlier than the one hundred fiftieth (150th) day and no later than the one hundred twentieth (120th) day prior to the mailing of the notice for such meeting or the tenth (10th) day following the date we announce publicly the date for our 2026 proxy statement.

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>	HOUSEHOLDING OF PROXY MATERIALS
A stockholder’s notice must contain certain information specified by our bylaws about the stockholder, its affiliates and any proposed business or nominee for election as a director, including information about the economic interest of the stockholder, its affiliates and any proposed nominee in us.
SEC rules permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker, bank or other nominee. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting our Corporate Secretary at 100 Park Avenue, New York, New York 10017, (212) 869-3000.
>	OTHER BUSINESS
The Board does not know of any other matters that may be properly brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
Steven F. Siegel
Secretary
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (https://www.brixmor.com) and click on “Financial Information” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Secretary
Brixmor Property Group Inc.
100 Park Avenue
New York, New York 10017

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>	GENERAL INFORMATION
Why am I being provided with these materials?
We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Directors (the “Board”) of Brixmor Property Group Inc., a Maryland corporation (the “Company”), of proxies to be voted at our Annual Meeting of Stockholders to be held on April 23, 2025 (“Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the Annual Meeting and vote your shares. The Annual Meeting will be a virtual meeting of stockholders, and will be held at 9:00 a.m. (EDT) via live webcast. For instructions on how to access the live webcast and attend the virtual Annual Meeting, see “How do I attend and vote shares at the virtual Annual Meeting?”
What am I voting on?
There are three proposals to be considered and voted on at the Annual Meeting:
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Proposal No. 1:   Election of nine directors to serve until our next annual meeting and until their successors are duly elected and qualify.

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Proposal No. 2:   Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.

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Proposal No. 3:   Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

Who is entitled to vote?
Stockholders as of the close of business on February 14, 2025 (the “Record Date”), may vote at the Annual Meeting, or any postponement or adjournment thereof. As of that date, there were 306,040,394 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:
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Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”);

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Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or other nominee how to vote their shares; and

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Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

Why are you holding a virtual Annual Meeting?
To encourage higher levels of stockholder participation while also helping us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only.

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Stockholders at the virtual-only meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the virtual meeting. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You may vote during the meeting by following the instructions that will be available on the virtual meeting website during the meeting. In addition, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. Just like we did at last year’s virtual meeting and during our prior in-person meetings, during the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the meeting due to time constraints, such questions and management’s answers will be made publicly available on our investor relations website (along with a replay of the Annual Meeting) promptly after the virtual Annual Meeting.
If you wish to submit a question, you may do so in a few ways. If you want to submit a question before the meeting, then after properly registering as set forth below you will be able to submit a question via the virtual meeting platform. Alternatively, if you want to submit your question or make a comment during the meeting, log into the virtual meeting platform using your unique join link described below and type your question into the “Questions/Comments” section on your screen. Off-topic, personal or other inappropriate questions will not be answered.
How do I attend and vote shares at the virtual Annual Meeting?
The Annual Meeting will convene at 9:00 a.m. (EDT) on April 23, 2025. You will be able to attend the virtual Annual Meeting by first registering at https://web.viewproxy.com/brixmor/2025. Please be aware that in order to attend the virtual Annual Meeting, you must register no later than 11:59 p.m. (EDT) on April 21, 2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.
If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.
If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2025 annual meeting and ask questions (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. On the day of the annual meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
The virtual meeting is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet or WiFi connection wherever they intend to participate in the virtual Annual

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 91

Meeting. Participants should also give themselves plenty of time to dial-in to the virtual meeting or log in and ensure that they can hear audio prior to the start of the virtual Annual Meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. (EDT) on April 23, 2025, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. We will provide a physical location to view the webcast if requested by a stockholder in writing by contacting the Secretary at Brixmor Property Group Inc., 100 Park Avenue, New York, New York 10017. Please note that no members of management or the Board will be in attendance at the physical location.
A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the virtual Annual Meeting.
What constitutes a quorum?
The presence in person via attendance at the virtual Annual Meeting or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum to transact business at the Annual Meeting. Stockholders who properly authorize a proxy but who instruct their proxy holder to abstain from voting on one or more matters are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes,” described below, also are counted as present and entitled to vote for purposes of determining a quorum. However, as described below under “How are votes counted?,” if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any proposal on which your broker, bank or other nominee does not have discretionary authority to vote (a “broker non-vote”).
What is a “broker non-vote”?
A broker non-vote occurs when shares held by a broker, bank or other nominee are not voted with respect to a proposal because (1) the broker, bank or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker, bank or other nominee lacks the authority to vote the shares at his or her discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 and 3 are considered non-discretionary matters and a broker, bank or other nominee will lack the authority to vote shares at his or her discretion on such proposals. Proposal No. 2 is considered a discretionary matter and a broker, bank or other nominee will be permitted to exercise his or her discretion.

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How many votes are required to approve each proposal?
The affirmative vote of a majority of the votes cast will be required to approve each of the proposals. While the vote on executive compensation (Proposal No. 3) is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
How are votes counted?
You may instruct your proxy to vote “FOR” or “AGAINST” or to “ABSTAIN” with respect to the election of directors (Proposal No. 1), ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025 (Proposal No. 2) and the advisory vote on the compensation paid to our named executive officers (Proposal No. 3). Abstentions and broker non-votes will have no effect on the outcome of the proposals.
If you properly authorize a proxy (whether by internet, telephone or mail) without specifying voting instructions on any matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be brought before the Annual Meeting. The Board has recommended a vote “FOR” each director nominee listed herein and “FOR” Proposal Nos. 2 and 3.
Who will count the vote?
Representatives of Alliance Advisors will tabulate the votes, and representatives of Alliance Advisors will serve as inspectors of election.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
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“FOR” each of the nominees for election as directors set forth in this proxy statement.

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“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025.

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“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement.

How do I authorize a proxy to vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may authorize a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:
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By Internet—If you have Internet access, you may authorize your proxy by going to https://www.aalvote.com/BRX and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote online.

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By Telephone—If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-866-804-9616 and by following the recorded instructions. You will need the control number included on your Notice of Internet Availability or proxy card in order to vote by telephone.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 93

•
By Mail—If you have requested or received a paper copy of the proxy materials by mail, you may authorize your proxy by mail by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the envelope that has been provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
Internet and telephone voting facilities will close at 11:59 p.m. (EDT) on April 22, 2025 for the voting of shares held by stockholders of record or held in street name.
Mailed proxy cards with respect to shares held of record or in street name must be received no later than April 22, 2025.
What does it mean if I receive more than one Notice on or about the same time?
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you authorize a proxy by Internet or telephone, vote once for each Notice you receive.
May I change my vote or revoke my proxy?
Yes. Whether you have authorized a proxy by Internet, telephone or mail, if you are a stockholder of record, you may change your voting instructions or revoke your proxy by:
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Sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than April 22, 2025;

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Authorizing a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (EDT) on April 22, 2025;

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Submitting a properly signed proxy card with a later date that is received no later than April 22, 2025; or

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Attending the virtual Annual Meeting, revoking your proxy and voting during the live webcast.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy during the live webcast of the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Could other matters be decided at the Annual Meeting?
At the date this proxy statement went to press, we did not know of any matters that may be properly presented at the Annual Meeting other than those referred to in this proxy statement.

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If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

BRIXMOR PROPERTY GROUP | 2025 PROXY STATEMENT | PAGE 95

BRIXMOR®

Property Group

100 Park Avenue, New York, NY 10017 | 800.468.7526 | Brixmor.com

BRIXMOR PROPERTY GROUP INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIXMOR PROPERTY GROUP INC.FOR THE ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON WEDNESDAY, APRIL 23, 2025 AT 9:00 A.M. (EDT)The undersigned hereby appoints Steven F. Siegel and Patrick Bennison as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of Brixmor Property Group Inc. held of record by the undersigned at the close of business on February 14, 2025 (the “Record Date”), at the 2025 Annual Meeting of Stockholders to be held on Wednesday, April 23, 2025 at 9:00 A.M. (EDT) (the “Annual Meeting”) and at any adjournment or postponement thereof, and further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting (including any motion to amend the resolutions proposed at the Annual Meeting and any motions to adjourn such meeting) and at any adjournment or postponement thereof. The Annual Meeting will be held virtually via the Internet. In order to attend the Annual Meeting, you must register at https://web.viewproxy.com/brixmor/2025 by 11:59 p.m. (EDT) on April 21, 2025. If you have properly registered, you will receive a registration confirmation with a link to attend the virtual Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the General Information Section under “How do I attend and vote shares at the virtual Annual Meeting?”.This proxy card, when properly executed and delivered, will be voted in the manner directed on the reverse side. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting.Please mark, date, sign, and mail your proxy promptly in the envelope provided.IMPORTANT: SIGNATURE REQUIRED ON THE OTHER SIDE.PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. KEEP THIS PORTION FOR YOUR RECORDS.Important Notice for Brixmor Property Group Inc. Stockholders 2025 Annual Meeting of StockholdersWednesday, April 23, 2025 9:00 a.m. Eastern Daylight TimeImportant Notice Regarding the Availability of Proxy Materials:The Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2024 and our 2024 Annual Report to Stockholders are available at: https://web.viewproxy.com/brixmor/2025 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “ FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “ FOR” PROPOSALS 2 AND 3.1.To elect nine directors to serve until our next annual meeting of Please mark your votes like this stockholders and until their successors are duly elected and qualify. Nominees: FORAGAINST ABSTAIN2.To ratify the appointment of 01James M. Taylor Jr. FORAGAINSTABSTAIN Deloitte & Touche LLP as our independent registered public accounting firm for 2025

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. Please mark your votes like this x 1. To elect nine directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify. Nominees: FOR AGAINST ABSTAIN 01 James M. Taylor Jr. o o o 02 Sheryl M. Crosland o o o 03 Michael Berman o o o 04 Julie Bowerman o o o 05 Thomas W. Dickson o o o 06 Daniel B. Hurwitz o o o 07 Sandra A. J. Lawrence o o o 08 William D. Rahm o o o 09 John Peter Suarez o o o FOR AGAINST ABSTAIN 2. To ratify the appointment of o o o Deloitte & Touche LLP as our independent registered public accounting firm for 2025. 3. To approve, on a non-binding advisory o o o basis, the compensation paid to our named executive officers. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such. _________________________________________________________________ Signature _________________________________________________________________ Signature (if held jointly) Date: ______________________________________________________, 2025 DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) VIRTUAL CONTROL NUMBER o For address changes and/or comments, please check this box and write them on the back where indicated PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER SCAN TO VIEW MATERIALS & VOTEw PROXY VOTING INSTRUCTIONS Please have your control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/BRX Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.